Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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TRANSENTERIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 13, 2018

To our Stockholders:

You are cordially invited to the 2018 annual meeting of stockholders (the “Annual Meeting”) of TransEnterix, Inc. to be held at its executive office, 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560, on May 24, 2018, at 10:00 a.m. local time.

The formal Notice of Annual Meeting of Stockholders and Proxy Statement describing the matters to be acted upon at the Annual Meeting are included with this letter. Stockholders also are entitled to vote on any other matters which properly come before the Annual Meeting.

You may vote by Internet or by telephone using the instructions in the Notice of Internet Availability of Proxy Materials, or if you received a paper copy of the proxy card, by signing and returning it in the envelope provided. Our proxy statement, 2017 Annual Report to stockholders and related proxy materials are available, free of charge, at our website at www.transenterix.com.

Regardless of the number of shares you own, please be sure you are represented at the Annual Meeting either by attending in person or by returning your proxy as soon as possible.

Sincerely,

Paul A. LaViolette
Chairman of the Board of Directors

Todd M. Pope President and Chief Executive Officer

TRANSENTERIX, INC.

635 Davis Drive, Suite 300

Morrisville, North Carolina 27560

(919) 765-8400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 24, 2018

April 13, 2018

To the stockholders of TransEnterix, Inc.:

The 2018 annual meeting of stockholders (the “Annual Meeting”) of TransEnterix, Inc., a Delaware corporation (the “Company”) will be held at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560 on May 24, 2018, beginning at 10:00 a.m. local time, for the purpose of considering and voting upon the following:

1.	Election of Directors. The election of the nine director nominees named in the attached proxy statement to serve as directors until the next annual meeting of stockholders and until their successors are elected and qualified.

2.	Say on Pay. An advisory vote to approve the compensation paid to the Company’s named executive officers for 2017.

3.	Amendment and Restatement of the Incentive Compensation Plan. A vote to amend and restate the TransEnterix, Inc. Amended and Restated Incentive Compensation Plan, as amended (the “Plan”) to approve an increase in the number of shares reserved for issuance under the Plan by 15,000,000 shares.

4.	Ratification of Appointment of Independent Accounting Firm. Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

5.	Other Matters. The transaction of such other business as may lawfully come before the Annual Meeting or any adjournments thereof.

The Board of Directors currently knows of no other business to be presented at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named in the proxy will vote with their judgment on those matters. For directions to the Annual Meeting, please contact the Corporate Secretary at (919) 765-8400. You can ensure that your shares are voted at the meeting by voting by telephone, via the Internet or by completing, signing and returning a proxy card. If you do attend the Annual Meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies that are returned properly signed but unmarked will be voted in favor of proposals made by us.

Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on March 26, 2018 as the record date for determination of the stockholders entitled to vote at the Annual Meeting and any adjournments thereof. As allowed under the Securities and Exchange Commission rules, we have elected to furnish our proxy materials over the Internet to stockholders other than our registered stockholders We have mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to such stockholders. The Notice contains instructions on how to access this proxy statement and our 2017 Annual Report to Stockholders via the Internet and how to vote.

By Order of the Board of Directors,

Joshua B. Weingard
Corporate Secretary

Notice Regarding Availability of Proxy Materials

for the 2018 Annual Meeting of Stockholders to be Held on May 24, 2018.

This Notice of Annual Meeting of Stockholders, our proxy statement, the proxy card and our 2017 Annual Report are available online at www.transenterix.com.

TRANSENTERIX, INC.

635 Davis Drive, Suite 300

Morrisville, North Carolina 27560

(919) 765-8400

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 24, 2018

This proxy statement is sent by the Board of Directors (the “Board”) of TransEnterix, Inc. (the “Company”), to solicit proxies to be voted at our 2018 annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, May 24, 2018, beginning at 10:00 a.m. local time, at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560, and at any adjournments thereof, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. Distribution of this proxy statement, the proxy card, the Notice of Annual Meeting of Stockholders and the Company’s 2017 Annual Report to stockholders entitled to vote is scheduled to begin on or about April 13, 2018.

This year, as permitted under Securities and Exchange Commission rules, the Company is making this proxy statement and other annual meeting materials available to stockholders other than registered stockholders via the Internet instead of mailing a printed copy of these materials to such stockholders. Such stockholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail and will not receive a printed copy of these materials. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet. The Notice is being mailed to stockholders, and the proxy materials will be available on the Internet, beginning on or about April 13, 2018.

If you would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

The form of proxy solicited by the Board for the Annual Meeting, this proxy statement, the Notice of Annual Meeting, and the Company’s 2017 Annual Report to Stockholders are available on our website at www.transenterix.com. The 2017 Annual Report contains financial statements for the three years ended December 31, 2017, and certain other information concerning the Company. The Company will provide copies of the exhibits to the 2017 Annual Report upon request. The 2017 Annual Report and financial statements are neither a part of this proxy statement nor incorporated herein by reference.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who can vote?

Holders of record of our Common Stock as of the close of business on March 26, 2018, the record date, will be entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Holders of shares of Common Stock are entitled to vote on all matters brought before the Annual Meeting.

As of the record date, there were 201,972,831 shares of Common Stock outstanding and entitled to vote on the election of directors and all other matters. Holders of Common Stock will vote on all matters as a class. Holders are entitled to one vote for each share of Common Stock outstanding as of the record date.

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote by Internet or by telephone using the instructions in the Notice of Internet Availability of Proxy Materials, or if you received a paper copy of the proxy card, by signing and returning it in the envelope provided.

How do I vote?

If you are a stockholder of record (your shares are registered directly in your name with our transfer agent), you may vote in person at the Annual Meeting, vote by proxy by telephone, through the Internet or, if you received a paper copy of the proxy card, by signing and returning it in the envelope provided. To vote through the Internet, go to www.cstproxyvote.com and complete an electronic proxy card. You will be asked for the Company Number, Proxy Number and Account Number, which are provided on the Notice of Internet Availability of Proxy Materials or, if you received a paper copy, on the proxy card. Stockholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections.

If you are a beneficial owner of shares (your shares are held in the name of a brokerage firm, bank, or other nominee), you may vote by following the instructions provided in the voting instruction form, or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, or other nominee that holds your shares, and present such legal proxy from the brokerage firm, bank, or other nominee that holds your shares for admittance to the Annual Meeting.

All stockholders who plan to attend the Annual Meeting in person should be prepared to present photo identification for admittance.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy to ensure your vote is counted. Voting by proxy will not affect your right to attend the Annual Meeting and vote. If you properly complete your paper or electronic proxy and submit it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board and, as to any other matters properly brought before the Annual Meeting, in the sole discretion of the proxy.

What are the recommendations of the Board?

The Board recommends that you vote:

“FOR” the election of all nine nominees for director named in this proxy statement;

“FOR” the approval, by advisory vote, of the executive compensation of our named executive officers for 2017;

“FOR” the approval of the amendment and restatement of the TransEnterix, Inc. Amended and Restated Incentive Compensation Plan, as amended (the “Plan”) to increase the number of shares available for awards under the Plan by 15,000,000 shares; and

“FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

The Board knows of no matters that are likely to be brought before the Annual Meeting, other than the matters identified in the Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the proxy will be authorized to vote or otherwise act according to his judgment on those matters.

What constitutes a quorum at the Annual Meeting?

The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. Abstentions in each of the proposals will be counted for the purpose of determining whether a quorum is present at the meeting and as votes cast and will have the effect of a negative vote. Broker non-votes will be counted for the purpose of determining the existence of a quorum at the Meeting.

How many votes are required to approve the proposals to be acted upon at the Annual Meeting?

Election of Directors

With regard to the election of directors under Proposal One, votes may be cast “For” or “Withheld” for one or more of the nominees being proposed. Directors are elected by a plurality of votes, without respect to either (1) broker non-votes or (2) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.

Approval, by Advisory Vote, of Executive Compensation

With regard to the stockholder advisory vote to approve the executive compensation for our named executive officers for 2017, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on such matter at the Annual Meeting is required. You may vote “For” the proposal, “Against” the proposal or “Abstain” with respect to the proposal. This vote is advisory in nature and, therefore, not binding on the Company. However, our Board will consider the outcome of this vote in its future deliberations regarding executive compensation. Broker non-votes are not considered as votes cast and have no impact on the result of the vote. Abstentions are considered as negative votes.

Amendment and Restatement of the Plan

With regard to the vote to approve the amendment and restatement of the Plan, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on such matter at the Annual Meeting is required. You may vote “For” the proposal, “Against” the proposal or “Abstain” with respect to the proposal. Broker non-votes are not considered as votes cast and have no impact on the result of the vote. Abstentions are considered as negative votes.

Ratification of BDO USA, LLP’s Appointment

The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If the selection of BDO USA, LLP as our independent registered public accounting firm is not ratified, the Audit Committee of the Board will reconsider its selection. Brokers are permitted to vote for this routine matter without instructions from the beneficial owners of the securities. Abstentions are considered as negative votes.

Can I revoke my proxy?

Yes. If you return your proxy card or vote via telephone or the Internet, you may revoke your proxy at any time before it is exercised. You may revoke your proxy in any one of the following ways:

•	by voting in person at the Annual Meeting;

•	by delivering a written notice of revocation before the Annual Meeting with a date later than your previously delivered proxy to our principal offices at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560, Attention: Corporate Secretary; or

•	by timely delivering another electronic or paper proxy dated after the date of the proxy that you wish to revoke. Your most current proxy is the one that is counted.

Do I have dissenter’s rights of appraisal with respect to any proposal to be acted upon at the Annual Meeting?

No. Neither Delaware law nor the Company’s certificate of incorporation or bylaws entitle stockholders to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for this proxy solicitation. Our officers and other regular employees may solicit proxies by mail, in person or by telephone or telecopy. These officers and other regular employees will not receive additional compensation. The Company does not currently intend to retain a third party proxy solicitor for the Annual Meeting, but may later elect to do so. We will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of Common Stock by: (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock currently; (ii) each of our current directors and director nominees (iii) each of our named executive officers; and (iv) all of our executive officers, directors and director nominees as a group. Ownership information is set forth as of March 26, 2018. Unless otherwise noted, each of the following disclaims any beneficial ownership of the shares, except to the extent of his, her or its pecuniary interest, if any, in such shares. Unless otherwise indicated, the mailing address of each individual is c/o TransEnterix, Inc., 635 Davis Drive, Suite 300, Morrisville, NC 27560.

	As of March 26, 2018
Name and Address of Beneficial Owner	Number of Shares of Common Stock (1)	Percentage of Outstanding Common Shares (2)
Directors and Executive Officers
Paul LaViolette (3)	7,672,458	3.8%
Andrea Biffi (4)	837,500	*
Jane H. Hsiao, Ph.D., MBA (5)	4,990,230	2.5%
William N. Kelley, M.D. (6)	150,000	*
Aftab R. Kherani, M.D. (7)	80,000	*
David Milne (8)	80,000	*
Richard C. Pfenniger, Jr. (9)	263,000	*
Todd M. Pope (10)	2,532,875	1.3%
William N. Starling (11)	5,967,939	3.0%
Anthony Fernando (12)	649,224	*
Joseph P. Slattery (13)	1,497,303	*
All Directors and Executive Officers as a group (11 persons) (14)	24,720,529	11.9%

5% or More Stockholders
Sofar S.p.A.	19,266,098	9.5%
Aisling Capital III, L.P. (15)	11,490,831	5.7%

*	Holds less than 1%
(1)	A person is deemed to be the beneficial owner of shares of Common Stock underlying options and warrants held by that person that are exercisable as of March 26, 2018 or that will become exercisable within 60 days thereafter.
(2)	Based on 201,972,831 shares of Common Stock outstanding as of March 26, 2018. Each beneficial owner’s percentage ownership is determined assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable as of March 26, 2018, or that will become exercisable within 60 days thereafter, have been exercised into Common Stock. The additional shares resulting from such exercise are included in both the numerator and denominator for such beneficial owner for purposes of their calculation.
(3)	Includes 7,338,352 shares held by SV Life Sciences Fund IV, L.P. and 208,340 shares held by SV Life Sciences Fund IV Strategic Partners, L.P. Paul LaViolette is a partner of SVLSF IV, LLC and a control person of both SV Life Sciences Fund IV, L.P. and SV Life Sciences Fund IV Strategic Partners, L.P. Also includes options to purchase 125,766 shares of Common Stock.
(4)	Includes 590,000 shares of Common Stock directly held by Mr. Biffi, options to purchase 60,000 shares of Common Stock, and warrants to acquire 187,500 shares of Common Stock.
(5)	Includes 3,562,536 shares of Common Stock directly held by Dr. Hsiao and options to purchase 170,000 shares of Common Stock. Dr. Hsiao’s Common Stock holdings also include beneficial ownership of shares held by Hsu Gamma Investments, L.P. (“Hsu Gamma”), which holds 1,257,694 shares of Common Stock. Dr. Hsiao is the general partner of Hsu Gamma. Dr. Hsiao’s address is 4400 Biscayne Blvd, Miami, FL 33137.

(6)	Includes 50,000 shares of Common Stock held by Dr. Kelley and options to purchase 100,000 shares of Common Stock.
(7)	Consists of options to purchase 80,000 shares of Common Stock.
(8)	Consists of options to purchase 80,000 shares of Common Stock.
(9)	Includes 148,000 shares of Common Stock held by Mr. Pfenniger and options to purchase 115,000 shares of Common Stock.
(10)	Consists of 316,072 shares of Common Stock held by Mr. Pope and options to purchase 2,216,803 shares of Common Stock.
(11)	Includes 5,318,969 shares of Common Stock held by Synergy Life Science Partners, L.P., and 392,122 shares of Common Stock held by Synecor, L.L.C. William N. Starling is a managing director of Synergy Life Science Partners, L.P. and the chief executive officer of Synecor, L.L.C. Based on information made available to the Company, William N. Starling, Richard S. Stack and Mudit K. Jain share voting and investment control over the shares of Common Stock held by Synergy Life Science Partners, L.P., and William N. Starling and Richard Stack share voting and investment control over the shares of Common Stock held by Synecor, L.L.C. Also includes 135,223 shares held by W. Starling and D. Starling, Trustees of the Starling Family Trust, UDT August 15, 1990. Further includes options to purchase 121,625 shares of Common Stock.
(12)	Includes 77,349 shares of Common Stock held by Mr. Fernando and options to purchase 571,875 shares of Common Stock.
(13)	Includes 293,194 shares of common stock directly held and jointly owned by Mr. Slattery and his spouse, 25,000 shares of common stock held in the Joseph Slattery IRA, and options to purchase 1,179,109 shares of Common Stock.
(14)	Includes options to purchase 4,820,178 shares of Common Stock and warrants to purchase 187,500 shares of Common Stock.
(15)	Includes Series B Warrants to acquire 1,500,000 shares of Common Stock. The address of Aisling Capital III, LP is 888 Seventh Avenue, 30th Floor, New York, NY 10106. Based on information made available to the Company and on the Schedule 13D filings made by Aisling Capital III, LP, Steve Elms, Dennis Purcell and Andrew Schiff share voting and investment control over the shares of Common Stock held by Aisling Capital III, LP.

The Company is not aware of any arrangements with any of the foregoing stockholders or any other stockholder of the Company that may result in a change in control of the Company.

MANAGEMENT

Our executive officers are elected by the Board of Directors (the “Board”), and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board. There are no family relationships among any of the directors and executive officers of the Company. In accordance with our amended and restated certificate of incorporation, as amended, incumbent directors are elected to serve until our next annual meeting and until each director’s successor is duly elected and qualified. No director or executive officer has been involved in any legal proceeding during the past ten years that is material to an evaluation of his or her ability or integrity.

The following table sets forth names, ages and positions with the Company for all directors and executive officers of the Company as of March 26, 2018:

Name	Age	Position	Director Since
Directors and Director Nominees
Andrea Biffi	36	Director and Director Nominee	2015
Jane H. Hsiao, Ph.D., MBA	70	Director and Director Nominee	2005
William N. Kelley, M.D.	78	Director and Director Nominee	2015
Aftab R. Kherani, M.D.	44	Director and Director Nominee	2013
Paul A. LaViolette	60	Director, Director Nominee and Chairman of the Board	2013
David B. Milne	55	Director and Director Nominee	2013
Richard C. Pfenniger, Jr.	62	Director and Director Nominee	2005
Todd M. Pope	52	Chief Executive Officer, President, Director and Director Nominee	2013
William N. Starling	64	Director and Director Nominee	2013

Other Executive Officers
Anthony Fernando	46	Chief Operating Officer
Joseph P. Slattery	53	Executive Vice President and Chief Financial Officer

Directors

The following information summarizes, for each of our directors, his or her principal occupations and other public company directorships for at least the last five years and information regarding the specific experiences, qualifications, attributes and skills of such director:

Andrea Biffi. Mr. Biffi is currently the Chief Executive Officer of Sofar S.p.A., a position he has held since June 2015, and he has served as a member of the Board of Directors of Sofar S.p.A. since November 2012. Mr. Biffi has worked for Sofar, or companies owned by Sofar, since January 2008. Prior to becoming Chief Executive Officer, Mr. Biffi was General Manager of Sofar from November 2012 until June 2015. From January 2008 until November 2013, Mr. Biffi served as General Manager of SOVETA BALTICA UAB, a Lithuanian subsidiary of Sofar. Since the date of its incorporation in February 2013, Mr. Biffi has served as CEO and President of Sofar Swiss S.A., and since March 2016, he has served as Chairman of the Board of Directors of Sofar Americas Inc. Since December 2017, Mr. Biffi has served as President and Board Member of 1LAB SA. Mr. Biffi’s knowledge of the development of the Senhance System, his extensive business experience in Europe and his chief executive officer experience in the pharmaceutical industry are skills he uses to play an integral role on our Board.

Jane H. Hsiao, Ph.D., MBA. Dr. Hsiao has served since May 2007 as Vice-Chairman and Chief Technical Officer of OPKO. Since October 2008, Dr. Hsiao has served as Chairman of the Board and, since February 2012,

Interim CEO of medical device developer, Non-Invasive Monitoring Systems, Inc. (NIMS). Additionally, Dr. Hsiao serves as a director to Neovasc, Inc., a company developing and marketing medical specialty vascular devices. Dr. Hsiao previously served as the Vice Chairman-Technical Affairs and Chief Technical Officer of IVAX, from 1995 until IVAX was acquired in January 2006 by Teva. Dr. Hsiao also served as Chairman, CEO and President of IVX Animal Health, IVAX’s veterinary products subsidiary, from 1998 until 2006, and as IVAX’s Chief Regulatory Officer from 1992 to 1995. Dr. Hsiao previously served on the board of directors of Prolor and Sorrento Therapeutics, Inc., a development stage biopharmaceutical company. Dr. Hsiao received her B.S. from National Taiwan University and her Ph.D. from the University of Illinois, Chicago. Dr. Hsiao’s background in building and growing companies in the pharmaceutical and medical device industry, her strong technical expertise, as well as her senior management experience and extensive board service allow her to play an integral role as a member of our Board. Her broad experience in many biotechnology and life science companies gives her a keen understanding and appreciation of the many regulatory and developmental issues confronting medical device, pharmaceutical and biotechnology companies.

William N. Kelley, M.D. Dr. Kelley is currently Professor of Medicine at the School of Medicine of the University of Pennsylvania. From 1989 to 2000, Dr. Kelley served as Executive Vice President of the University of Pennsylvania with responsibilities as Chief Executive Officer for the Medical Center, founding CEO of the University of Pennsylvania Health System, Dean of the School of Medicine, and the Robert G. Dunlop Professor of Medicine and Biochemistry and Biophysics. In the national leadership arena, Dr. Kelley has served as President of the American Society for Clinical Investigation, President of the American College of Rheumatology, Chair of the American Board of Internal Medicine, and Chair of the Residency Review Committee for Internal Medicine. Within the past five years, Dr. Kelley served on the board of directors of GenVec, Inc. Dr. Kelley’s experience as a practicing physician and a chief executive of a large healthcare system, as well as his experience as a director on other publicly traded healthcare company boards are the primary skills, qualifications and experience that bring value to our Board.

Aftab R. Kherani, M.D. Since September 2008, Dr. Kherani has served as an investment professional of Aisling Capital, where he is currently a Partner. Previously, Dr. Kherani was an Engagement Manager at McKinsey & Company, where he was a member of the Pharmaceutical, Medical Product and Private Equity practices. Prior to McKinsey, Dr. Kherani was a Chief Resident in Surgery at Duke University Medical Center, where he completed his residency in general surgery. He completed a two-year post-doctoral research fellowship at Columbia University, College of Physicians & Surgeons from 2001 to 2003. Dr. Kherani currently serves as a Director of Ajax Health, LLC and as a board observer at EarLens, Inc., a privately-held company. Dr. Kherani received his M.D. from Duke, and his B.S. in Biology and A.B. in Economics from Duke. The Board of Directors believes that Dr. Kherani’s qualifications, skills and attributes, including his experience as a general surgeon, coupled with his strong investment background and healthcare consulting experience, position him to provide unique insights and be a valuable contributor to our Board.

Paul A. LaViolette. Mr. LaViolette has served as Chairman of our Board since September 2013. Mr. LaViolette is Managing Partner and Chief Operating Officer at SV Health Investors (SVHI), a medical device value fund. He joined SVHI in 2009 and has over 38 years of global medical technology management experience. Prior to joining SVHI, Mr. LaViolette was most recently Chief Operating Officer at Boston Scientific Corporation (BSC), an $8 billion medical device leader. During his 15 years at BSC, he served as COO, Group President, Cardiovascular, Group President, EndoSurgery, President-Cardiology and President-International. Mr. LaViolette integrated two dozen acquisitions and led extensive product development, operations and worldwide commercial organizations as the company grew 20-fold. Mr. LaViolette previously held marketing and general management positions at CR Bard, and various marketing roles at Kendall (Covidien). Mr. LaViolette serves on the boards of Axon Therapies, Bardy Diagnostics, Inc., Cardiofocus, Inc., Cibiem, Inc., CSA Medical Inc., Corvia Medical, Inc., Endotronix, Inc., Soffio Medical, Inc., Soluble Solutions, Inc., ValenTx, Inc., and Ximedica, each of which are privately-held, as well as the Medical Device Manufacturers Association. Mr. LaViolette received his B.A. in Psychology from Fairfield University and his MBA from Boston College. Mr. LaViolette’s broad experience and keen business judgment qualify him to serve on our Board, and as the

Chairman of our Board. Mr. LaViolette’s vast medical device operating experience makes him knowledgeable in the areas of product launches, new product development, clinical and regulatory affairs, plant management, quality systems, international sales and marketing, acquisitions and integrations and the analysis of investment opportunities.

David B. Milne. Mr. Milne is currently a private investor and consultant. He was a Managing Partner at SV Health Investors, a medical device value fund, from 2005 to 2017. Prior to joining SVHI he had 20 years of operating experience in the healthcare industry having worked at several leading public and private medical technology companies. From 1999 until joining SVHI in 2005, he held the position of Vice President of Corporate Business Development at Boston Scientific and was responsible for over 50 transactions totaling nearly $2 billion in acquisitions, equity investments and development partnerships. Previously Mr. Milne worked at Scimed Life Systems, Becton Dickinson and Parker Laboratories. Mr. Milne currently sits on the boards of Entellus Medical, a publicly traded company, and Spinal Kinetics, a privately-held company. He has been on the board of directors of an additional 14 public and private companies. He holds an MBA in Marketing/Finance from New York University and a BS in Biology from Rutgers University. The Board of Directors believes Mr. Milne brings his managerial, leadership and operational experience, particularly his acquisition, equity investment, licensing and collaboration experience to provide insights and substantial contributions to our Board.

Richard C. Pfenniger, Jr. Mr. Pfenniger served as the Interim CEO of Vein Clinics of America, Inc., a privately held company, from May 2014 through February 2015, and as the Interim CEO of IntegraMed America, Inc., a privately held company (IntegraMed), from January 2013 through June 2013. Previously, Mr. Pfenniger served as Chief Executive Officer and President of Continucare Corporation, a provider of physician services, from October 2003 until December 2011, and the Chairman of Continucare’s board of directors from September 2002 until December 2011. Additionally, Mr. Pfenniger served as CEO and Vice Chairman of Whitman Education Group, Inc., a post-secondary education provider, from 1997 until 2003. From 1994 to 1997, Mr. Pfenniger served as Chief Operating Officer of IVAX Corporation, and from 1989 to 1994 he served as Senior Vice President-Legal Affairs and General Counsel of IVAX Corporation. Prior to that, Mr. Pfenniger was engaged in the private practice of law, and earlier in his career, Mr. Pfenniger worked as a C.P.A. with Price Waterhouse & Co. Mr. Pfenniger is a director of GP Strategies, Inc., a corporate education and training company; Wright Investors’ Services Holdings, Inc., an investment management and financial advisory firm; OPKO Health, Inc. and IntegraMed. Mr. Pfenniger received his B.B.A. from Florida Atlantic University and his J.D. from the University of Florida. As a result of Mr. Pfenniger’s multi-faceted experience as a chief executive officer, chief operating officer and general counsel, he is able to provide valuable business, leadership and management advice to the Board of Directors in many critical areas. In addition, Mr. Pfenniger’s knowledge of the healthcare business has given him insight into many aspects of our business. Mr. Pfenniger also brings financial expertise to the Board of Directors, including through his service as Chairman of our Audit Committee.

Todd M. Pope. Mr. Pope became our President and Chief Executive Officer on September 3, 2013 in connection with the consummation of the Merger. Prior to the Merger, he was the president and chief executive officer of TransEnterix Surgical, Inc., one of the parties to the Merger, from September 2008. Mr. Pope has spent more than 25 years working in key leadership positions within the medical device industry. Prior to joining TransEnterix Surgical, Mr. Pope served as worldwide president of Cordis, a multi-billion-dollar division within Johnson & Johnson’s medical device business. Mr. Pope previously held a number of leadership positions within Johnson & Johnson and Boston Scientific Corporation. Mr. Pope received his bachelor’s degree from University of North Carolina at Chapel Hill, and currently serves on the University’s Kenan-Flagler Board of Visitors, and Educational Foundation Executive Board (Chairman 2017-2019). The Board of Directors believes that Mr. Pope’s more than 25 years’ leadership experience in the medical device industry, at both privately held and multi-national companies, and his knowledge of the industry, coupled with his deep understanding of our technologies, product candidates, market and history make him an essential contributor to our Board of Directors.

William N. Starling. Mr. Starling is Managing Director of Synergy Life Science Partners, LP, a life science venture capital firm founded in 2006, and Chief Executive Officer and co-founder, in 2000, of Synecor, LLC, an incubator/accelerator for new medical device companies. As CEO of Synecor, Mr. Starling is a cofounder of BaroSense Inc., Bioerodible Vascular Solutions, Inc., InnerPulse, Inc., TransEnterix, Interventional Autonomics

Corporation, NeuroTronik Limited, Aegis Surgical, Limited, Atrius Limited, and Ventrius, Inc. Mr. Starling currently serves as CEO of Aegis Surgical, Atrius Limited and Ventrius, Inc., and as a board member of InnAVasc Medical, Inc. and i360 Medical Limited, which are privately-held. He began his career in the medical technology device industry at American Edwards Laboratories and subsequently was part of the founding management team and Director of Marketing for Advanced Cardiovascular Systems, Inc.; a cofounder, Vice President and board member of Ventritex, Inc.; and a cofounder and Chairman of the Board of Directors and President/CEO of Cardiac Pathways Corporation. Mr. Starling received his BSBA degree from the University of North Carolina at Chapel Hill and his MBA degree from the University of Southern California. The Board of Directors believes that Mr. Starling’s experience in working with companies throughout their life cycle from start-up, through IPO to publicly traded, his extensive contributions to the medical device industry and his public company board experience make him a valuable contributor to our Board.

Executive Officers (Non-Board Members)

Anthony Fernando. Mr. Fernando has served as our Chief Operating Officer since June 1, 2017. Prior to his appointment as our Chief Operating Officer, Mr. Fernando served as our Chief Technology Officer, since January 2016, and as our Vice President, International Development from August 2015 through January 2016. Previously, Mr. Fernando served as Vice President, Innovation and Technology, International, of Stryker Singapore Pvt. Ltd, a global medical technology company, from October 2013 until July 2015. From August 2010 until October 2013, Mr. Fernando served as Director of Research and Development, greater Asia, for Becton Dickinson & Company, a global medical technology company engaged in the development, manufacture and sale of medical devices. From July 2007 until July 2010, Mr. Fernando served as the Director of Research and Development, Asia – Environmental Health, at Perkinelmer Singapore Pvt. Ltd. Until July 2015, Mr. Fernando also served as a director of Stryker India Private Limited and Stryker Global Technology Center (India).

Joseph P. Slattery. Mr. Slattery has served as our Executive Vice President and Chief Financial Officer since October 2013. Previously, Mr. Slattery served as Executive Vice President and Chief Financial Officer of Baxano Surgical, Inc., a minimally invasive spine company, from April 2010 until September 2013. Mr. Slattery served as a member of the Baxano Surgical board of directors from November 2007 until April 2010 and resigned in connection with his appointment as an officer. From February 1996 through August 2007, Mr. Slattery served in various roles of increasing responsibility at Digene Corporation, a molecular diagnostics company that was acquired by Qiagen, N.V. in August 2007, including from October 2006 through August 2007 as Chief Financial Officer and Senior Vice President of Finance and Information Systems. Mr. Slattery served on the board of directors of Micromet, Inc., a publicly-held biopharmaceutical company, which was acquired by Amgen in March 2012, and currently serves on the board of directors of CVRx, Inc., a privately-held medical device company, Exosome Diagnostics, a privately-held molecular diagnostics company, and Replimune Group, Inc., a privately-held oncolytic immunotherapy company. Mr. Slattery received a B.S. degree in Accountancy from Bentley University and is a Certified Public Accountant.

Director Independence

The Board, in the exercise of its reasonable business judgment, has determined that each of our current directors qualify as independent directors pursuant to the applicable NYSE American and SEC rules and regulations, except Mr. Pope, who is currently employed as our President and Chief Executive Officer, and Mr. Biffi, who is currently employed as the Chief Executive Officer and member of the Board of Directors, of Sofar S.p.A. (“Sofar”), an affiliate of TransEnterix owning approximately 9.7% of the Company’s outstanding Common Stock.

Board Leadership Structure and Role in Risk Management

The Company has a separate Chairman of the Board, Mr. LaViolette, and Chief Executive Officer, Mr. Pope. We believe that having an independent director serve as our Chairman allows our Chief Executive Officer to focus on our daily business, while allowing the Chairman of the Board to fulfill the fundamental Board leadership role, which includes providing advice to and independent oversight of our management.

The Chairman of the Board role requires significant additional commitment, particularly as the Board’s oversight responsibilities continue to grow due to our expanding business operations. Our Board is committed to good corporate governance and believes that it is appropriate for an independent, highly-qualified, director to serve as its Chairman.

Our Chairman of the Board is responsible for the orderly functioning of our Board and enhancing its effectiveness. Our Chairman guides Board processes, provides input on agenda items and presides at Board meetings. Additionally, our Chairman acts as a liaison between our Board members and our executive management team, consulting regularly and providing guidance on Board-related matters.

The Board’s role in the risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory and strategic and reputational risks. In connection with its reviews of the operations of the Company’s business and its corporate functions, the Board considers and addresses the primary risks associated with these operations and functions. Our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

In addition, each of the Board’s Committees, and particularly the Audit Committee, plays a role in overseeing risk management issues that fall within such Committee’s areas of responsibility. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met. The Audit Committee also meets regularly in executive sessions with the Company’s independent registered public accounting firm and reports any findings or issues to the full Board. In performing its functions, the Audit Committee and each standing committee of the Board has full access to management, as well as the ability to engage advisors. The Board receives regular reports from each of its standing committees regarding each committee’s particularized areas of focus.

Meetings of the Board and Committees and Description of Committees

Board of Directors

The Company’s Board of Directors held seven meetings and acted by written consent on four occasions during the year ended December 31, 2017. Such meetings consisted of meetings at which a quorum of the directors was present in person or by telephone. Each of our directors attended at least 75% of the meetings of the Board and the committees on which they served during 2017. The Company does not have a formal policy with regard to board members’ attendance at annual meetings, but encourages them to attend each stockholders’ meeting. All of the then-current directors attended our most recent annual meeting of stockholders, held on May 25, 2017, in person or by telephone.

Audit Committee

The current members of the Company’s Audit Committee are Mr. Pfenniger, Chair, Mr. Milne and Dr. Kherani. Due to each member’s extensive experience in serving operating companies in both managerial and director capacities, the Board determined that each member has the requisite knowledge of financial statements and general understanding of financial and reporting matters to allow each such member to serve on the Audit Committee. The Audit Committee Charter is available on our website at www.transenterix.com.

The Board, in the exercise of its reasonable business judgment and utilizing the general standards it applies for determining the independence of directors, has determined that each of the current and incoming Audit Committee members qualifies as independent pursuant to NYSE American Rule 803.

Finally, the Board has determined that Mr. Pfenniger is an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The Board made this determination based on Mr. Pfenniger’s extensive career and background serving as an accountant and auditor as well as his serving various operating companies in both managerial and director capacities.

The Audit Committee held seven meetings during the year ended December 31, 2017.

The following constitutes the report the Audit Committee has made to the Board of Directors:

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of TransEnterix, Inc.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements contained in its Annual Report on Form 10-K for fiscal year ended December 31, 2017 (the “Annual Report”), and has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees). Additionally, the Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm concerning its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit Committee, and has discussed with the Company’s independent registered public accounting firm its independence.

In performing its functions, the Audit Committee acts in an oversight capacity. The Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for the financial statements and reports, and of the independent registered public accounting firm, which, in its report, expresses an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles. In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the Company’s audited financial statements in the Annual Report.

Richard C. Pfenniger, Jr., Chair
Aftab R. Kherani, M.D.
David Milne

Corporate Governance and Nominating Committee

The current members of the Company’s Nominating Committee are Dr. Kelley, Chair, Mr. LaViolette and Mr. Milne. Due to each member’s extensive experience in serving operating companies in both managerial and director capacities, the Board determined that each member has the requisite knowledge and skills to allow each such member to serve on the Nominating Committee, and qualifies as independent pursuant to NYSE American Rule 803. The Corporate Governance and Nominating Committee charter is available on our web site at www.transenterix.com.

Duties of the Corporate Governance and Nominating Committee include to (1) consider and recruit candidates to fill positions on the Board, (2) recommend to the Board nominees for election as directors at each annual meeting of stockholders, (3) maintain a policy regarding the consideration of director candidates recommended by the stockholders, (4) consider the removal of any director for cause, (5) review proposed changes to the Company’s certificate of incorporation and bylaws and make recommendations to the Board, (6) review the composition of each Board committee and make recommendations to the Board and (7) investigate, in its oversight role, any matter brought to its attention.

There have been no material changes to the procedures by which security holders may recommend nominees to the Company’s Board of Directors. Please see “Board Nominations by Security Holders” on pages 15 and 16 of this proxy statement for a description of such procedures. The specific process for evaluating new directors, including stockholder-recommended nominees, will vary based on an assessment of the then-current needs of the Board and the Company. The Corporate Governance and Nominating Committee will determine the desired profile of a new director, the competencies we are seeking, including experience in one or more of the following: highest personal and professional integrity, demonstrated exceptional ability and judgment and who shall be most effective in conjunction with the other nominees to the board, in collectively serving the long-term interests of the stockholders. Candidates will be evaluated in light of the target criteria chosen. The Corporate Governance and Nominating Committee does not have a formal diversity policy; in addition to the foregoing, it considers race and gender diversity in selection of qualified candidates.

The Corporate Governance and Nominating Committee held three meetings and acted by written consent on one occasion during the year ended December 31, 2017. On February 7, 2018, the Corporate Governance and Nominating Committee nominated the nine nominees identified in Proposal One to stand for election to the Board of Directors, of which all nine are standing for re-election. The Company has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

Compensation Committee

The current members of the Company’s Compensation Committee are Mr. Starling, Chair, Mr. LaViolette and Dr. Kherani. Due to each member’s extensive experience in serving operating companies in both managerial and director capacities, the Board determined that each member has the requisite knowledge and skills to allow each such member to serve on the Compensation Committee. The Compensation Committee Charter is available on our website at www.transenterix.com.

The Board, in the exercise of its reasonable business judgment and utilizing the general standards it applies for determining the independence of directors, has determined that each of the Compensation Committee members qualifies as independent pursuant to NYSE American Rule 803.

The Compensation Committee held five meetings and acted by consent on two occasions during the year ended December 31, 2017.

Duties of the Compensation Committee include (1) evaluating the CEO’s performance and setting the CEO’s compensation based on this evaluation, (2) reviewing and approving the compensation of executive officers and other key officers of the Company, (3) considering, during its evaluation of chief executive officer and other executive officer compensation, the results of the most recent stockholder advisory vote on executive compensation, if and when required by the applicable securities laws, rules and regulations, (4) reviewing and approving incentive compensation plans and equity-based plans for which directors, executive officers and/or other key officers of the Company are eligible participants, (5) determining awards of stock, including stock options, pursuant to any of the Company’s equity-based plans now or in the future in effect and exercising such other power and authority as may be permitted or required under such plans, (6) reviewing from time to time and making recommendations to the Board regarding the compensation of directors and (7) reviewing and discussing with management the Company’s Compensation Discussion and Analysis and producing a report on executive compensation for inclusion in the Company’s annual proxy statement that complies with the rules and regulations of the SEC and any other applicable rules and regulations.

The Compensation Committee may also invite other directors and members of management to participate in their deliberations, or to provide information to the Committee for its consideration with respect to such deliberations, except that the chief executive officer may not be present for the deliberation of or the voting on compensation for the chief executive officer. The chief executive officer may, however, be present for the deliberation of or the voting on compensation for any other officer. The Compensation Committee also has authority to retain such compensation consultants, outside counsel and other advisors as the Committee in its sole discretion deems appropriate.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or, in the past seven years has been, an officer or employee of the Company or a predecessor. In addition, during the year ended December 31, 2017, none of our executive officers served as a member of the board of directors or the compensation committee of any other entity that has one or more executive officers serving on our Board of Directors or our Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and persons who own more than ten percent (10%) of our Common Stock are required to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company during and/or with respect to the year ended December 31, 2017, the Company is not aware of any late or delinquent filings required under Section 16(a) of the Exchange Act in respect of the Company’s equity securities.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer and other persons performing similar functions. A copy of our Code of Business Conduct and Ethics is available on our website at www.transenterix.com. We intend to post amendments to, or waivers from a provision of, our Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer or persons performing similar functions on our website.

Certain Relationships and Related Transactions

In September 2015, the Company completed the acquisition of its Senhance System using a combination of cash, stock and potential post-acquisition milestone payments. On December 30, 2016, the Company entered into an amendment to the Senhance acquisition purchase agreement with Sofar to restructure the terms of the second tranche of payments due under the agreement. Sofar is a stockholder that owned approximately 9.5% of the Company’s common stock at December 31, 2017. Under the amendment, the second tranche was restructured to reduce the contingent cash consideration by €5.0 million in exchange for the issuance of 3,722,685 shares of the Company’s common stock with an aggregate fair market value of €5.0 million. On January 4, 2017, the Company issued to Sofar 3,722,685 shares of the common stock with a fair value of €5.0 million. The price per share was $1.404 and was calculated based on the average of the closing prices of the Company’s common stock on ten consecutive trading days ending one day before the execution of the amendment.

Review and Approval of Transactions with Related Persons

In accordance with our Code of Business Conduct and Ethics, and Audit Committee procedures, the Audit Committee of our Board reviews and approves all transactions that are required to be reported under Item 404(a) of Regulation S-K, including the transaction described above, and any other related person transactions in which the Company engages. In order to approve a related person transaction, the Audit Committee requires that (i) such transactions be fair and reasonable to us at the time it is authorized by the Audit Committee and (ii) such transaction must be authorized, approved or ratified by the affirmative vote of a majority of the members of the Audit Committee who have no interest, either directly or indirectly, in any such related person transaction.

Communication with the Board

Interested parties who want to communicate with the independent or non-management directors as a group, with the Board as a whole, any Board committee or any individual Board members should address their communications to the Board, the Board members or the Board committee, as the case may be, and send them to c/o Corporate Secretary, TransEnterix, Inc., 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560, or call the Corporate Secretary at (305) 575-4602. The Corporate Secretary will forward all such communications directly to such Board members. Any such communications may be made on an anonymous and confidential basis.

There have been no changes to the procedures by which interested parties may communicate with the Board.

Board Nominations by Security Holders

The Corporate Governance and Nominating Committee considers nominees proposed by our stockholders. To recommend a prospective nominee for the Corporate Governance and Nominating Committee’s consideration, you may submit the candidate’s name by delivering notice in writing to our Corporate Secretary, TransEnterix, Inc., 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560.

A stockholder nomination submitted to the Corporate Governance and Nominating Committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company in writing:

(i) The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;

(ii) The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;

(iii) The name, address, telephone number, fax number and e-mail address of the person being recommended to the Corporate Governance and Nominating Committee to stand for election at the next annual meeting (the “proposed nominee”) together with information regarding such person’s education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information;

(iv) Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K;

(v) Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K);

(vi) Information regarding the proposed nominee’s ownership of shares in the Company required by Item 403 of Regulation S-K;

(vii) Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of Regulation S-K; and

(viii) The signed consent of the proposed nominee in which he or she consents to being nominated as a director of the Company if selected by the Corporate Governance and Nominating Committee, states his or her willingness to serve as a director, if elected, for compensation not greater than that described in the most recent proxy statement; states whether the proposed nominee is “independent” as defined by NYSE American Rule 803; and attests to the accuracy of the information submitted in such consent.

For next year’s annual meeting, which is expected to be held in May 2019, nominations should be submitted no sooner than December 14, 2018 and no later than January 13, 2019.

When the information required above has been received, the Corporate Governance and Nominating Committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs.

The process for evaluating a director nominee is the same whether a nominee is recommended by a stockholder or by an existing officer or director. The Corporate Governance and Nominating Committee has established criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board of Directors: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. The Corporate Governance and Nominating Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of the Company; identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chair of the Board, make recommendations to the Board on new candidates for Board membership; and receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or stockholders in accordance with policies set by the Corporate Governance and Nominating Committee and applicable laws.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes our compensation program for our named executive officers (“Named Executive Officers”) during the year ended December 31, 2017. The following discussion focuses on our compensation program and compensation-related decisions for 2017 and also addresses why we believe our compensation program is appropriate for the Company.

Business Overview for 2017

The Company is a medical device company that is digitizing the interface between the surgeon and the patient to improve minimally invasive surgery by addressing the clinical and economic challenges associated with current laparoscopic and robotic options in today’s value-based healthcare environment. The Company is focused on the commercialization of the Senhance™ Surgical System, which digitizes laparoscopic minimally invasive surgery. The system allows for robotic precision, haptic feedback, surgeon camera control via eye sensing and improved ergonomics while offering responsible economics.

The Senhance System has been granted a CE Mark in Europe for laparoscopic abdominal and pelvic surgery, as well as limited thoracic operations excluding cardiac and vascular surgery. In April 2017, the Company submitted a 510(k) application to the FDA for the Senhance System. On October 13, 2017, the Company received 510(k) clearance from the FDA for use in laparoscopic colorectal and gynecologic surgery. These indications cover 23 procedures, including benign and oncologic procedures. We anticipate expanding the indications for use in the middle of 2018. The Senhance System is available for sale in the U.S., the EU and select other countries. In 2017, we had eight customers for our Senhance System.

Compensation philosophy

The Company believes it is vital to link executive compensation to corporate performance and to create incentives for management to enhance Company value. In accordance with its compensation philosophy, the Company seeks to attract and retain employees through salary levels that are competitive with the local market and similarly situated companies but generally to follow the market rather than lead the market, particularly with respect to cash compensation, and offer attractive equity and cash-based incentive components to align compensation with Company performance objectives. The Company desires, over time, to move total direct compensation toward the median of comparable companies, while remaining more aggressive in the use of equity-based compensation, but not in a market leader position. The Company believes this approach allows it to attract and retain candidates that support the Company culture of being motivated by aggressive goals and optimism about the future, while permitting the Company to preserve the use of cash for incentive compensation.

The Compensation Committee’s focus for 2017 was to establish a program to provide compensation to the executives aligned with the Company’s business goals. The Compensation Committee focused on performance-based incentive compensation designed to incentivize the Named Executive Officers to pursue regulatory approval for the Senhance System in the United States, secure financing to allow the Company to pursue its development and commercialization activities, and position the Company to promptly begin its U.S. commercialization activities related to the Senhance System once FDA clearance was received.

Procedures for determining compensation

Our Compensation Committee has the overall responsibility for designing and evaluating the compensation policies and programs for our Named Executive Officers. In 2017, the Compensation Committee reviewed updated information procured, aggregated and summarized from public sources regarding similarly situated companies, and compensation of the Named Executive Officers in prior years. The Compensation Committee also relied on input from our Chief Executive Officer regarding the Named Executive Officers (other than himself), and on its analysis of our corporate performance.

With respect to the compensation for the Chief Executive Officer, each year the Compensation Committee evaluates the Chief Executive Officer’s performance, sets his compensation and approves his compensation. In 2017, the Compensation Committee approved the salary, annual incentive bonus and the long-term equity awards for the Chief Executive Officer.

Our Chief Executive Officer plays a significant role in the compensation-setting process of the other Named Executive Officers and makes recommendations to the Compensation Committee concerning performance objectives and salary and bonus levels for the other Named Executive Officers and executive team. The Compensation Committee, at least annually, discusses such recommendations with the Chief Executive Officer. The Compensation Committee may, in its sole discretion, approve, in whole or in part, the recommendations of the Chief Executive Officer. In 2017, the Compensation Committee approved the Chief Executive Officer’s recommendations for salary, bonus and long-term equity awards for each of the other Named Executive Officers.

At each of the annual meetings of stockholders held in 2015, 2016 and 2017, stockholders holding more than 90% of the votes cast approved, on an advisory basis, the compensation paid to our Named Executive Officers for the prior calendar year. The Compensation Committee monitors and considers these advisory vote results in making compensation decisions. The Compensation Committee will continue to monitor the annual say-on-pay results and include such results in its annual executive compensation analysis.

At the 2017 Annual Meeting of Stockholders, the stockholders approved, on an advisory basis, annual advisory votes for the compensation paid to the Named Executive Officers. The Board had recommended such annual frequency and adopted the presentation of annual say-on-pay advisory votes beginning in 2018.

Elements of compensation

The compensation of our Named Executive Officers consists primarily of four major components:

•	base salary;

•	annual cash incentives;

•	long-term equity awards; and

•	other benefits.

Base salary

The base salary of each of our Named Executive Officers is determined based on an evaluation of the responsibilities of that particular position, each Named Executive Officer’s historical salary earned in similar management positions with the Company or other companies, and a review of the information procured by the Committee as described above. A significant portion of each Named Executive Officer’s total compensation is in the form of base salary. The base salary component is designed to provide the Named Executive Officers with consistent income and to attract and retain talented and experienced executives capable of leading our product development, operations and strategic growth.

In February 2017, Messrs. Pope, Slattery and Fernando received increases of 3.0% of their base salary, retroactive to January 1, 2017. The 2017 base salaries for the Named Executive Officers are set forth in the Summary Compensation Table following this CD&A.

Annual cash incentives

The Compensation Committee established the 2017 annual cash incentive plan for management (the “Incentive Plan”), and goals related thereto, at its February 2017 meeting. The Incentive Plan is designed to recognize and reward our executives, including the Named Executive Officers, for contributing towards the achievement of our annual corporate business plan. The annual Incentive Plan awards are designed to reward near-term operating performance and the achievement of milestones critical to the Company’s success. The Compensation Committee believes the Incentive Plan serves as a valuable short-term incentive program for providing cash bonus opportunities for executives upon achievement of targeted product development and operating results. The maximum annual cash incentive plan award opportunity was 75% for Mr. Pope and 50% of base salary for each of Messrs. Slattery and Fernando. For the Named Executive Officers, the 2017 goals were 100% weighted on the approved corporate goals. The 2017 Incentive Plan corporate goals, which were each weighted by the Committee, were:

•	Receipt of FDA clearance for the Senhance System by December 31, 2017;

•	Achievement of revenue goals for commercialization of the Senhance System; and

•	Development and execution of financing strategies to fund the Company’s operations.

Additional stretch goals related to the timing of regulatory clearance and revenue growth were also established.

At a meeting held in February 2018, the Compensation Committee reviewed the achievement of the corporate goals under the 2017 Incentive Plan. The Compensation Committee considered receipt of 510(k) clearance for the Senhance System in October 2017, the impact of receipt of clearance on the Company’s activities for the balance of 2017, the 2017 activities of the management team following receipt of the 510(k) clearance, the results of financing activities during 2017 and the year-end financial condition and cash balance, and the results of the commercialization activities for the Senhance System. After considering the foregoing factors, the Compensation Committee approved annual incentive plan payouts at 95% of the target bonus levels under the 2017 Incentive Plan. The 2017 Incentive Plan bonuses for the Named Executive Officers are set forth in the Summary Compensation Table following this CD&A. These bonuses were paid in the first quarter of 2018.

Long-term equity awards

The Compensation Committee believes that it is essential to align the interests of the Named Executive Officers with the interests of our stockholders, and believes the best way to accomplish this alignment is through awards of long-term, equity-based compensation. Such awards are made under the Company’s Amended and Restated Incentive Compensation Plan, as amended (the “Plan”).

For 2017, the Compensation Committee discussed the form such equity-based grants should take and determined that providing a mixture of time-based stock options and restricted stock units (“RSU”) best met the needs of the Company and its executives as a retention incentive. Such stock option and RSU awards were granted under the Plan in February 2017. The time-based stock option awards typically vest over a four year period with the first 25% cliff vesting on the first anniversary of the date of grant and then vesting monthly thereafter. For the RSU awards, the awards vest one-third on each of the first three anniversaries of the date of grant. In July 2017, the Compensation Committee made additional RSU grants to the Named Executive Officers as a retention incentive.

The grant date value of the awards made to the Named Executive Officers are set forth in the Summary Compensation Table following this CD&A.

The Compensation Committee periodically reviews long-term incentives to assure that our executive officers and other key employees are appropriately motivated and rewarded in a way that is aligned with our long-term financial results.

Other benefits

Perquisites and other benefits — We offer our Named Executive Officers modest perquisites and other personal benefits that we believe are reasonable and in our best interest and generally in line with benefits we offer to all of our employees. See the disclosure in the Summary Compensation Table for more information.

Employment agreements and severance benefits — We have entered into employment agreements with each Named Executive Officer, which were revised in early 2018. These agreements provide our Named Executive Officers with certain severance benefits in the event of involuntary termination. See “Executive Compensation — Agreements with Named Executive Officers.”

Pension benefits — The Company has no defined benefit plans, supplemental executive retirement plans or actuarial plans in which the Named Executive Officers participate.

Nonqualified defined contribution and other deferred compensation plans — The Company does not have a defined contribution plan and has not contributed to a deferred compensation plan.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the foregoing “Compensation Discussion and Analysis” with the Company’s management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in the Company’s Annual Report on Form 10-K and in its proxy statement for the 2018 Annual Meeting of Stockholders.

William N. Starling, Chair

Paul A. LaViolette

Aftab R. Kherani, M.D.

This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

Executive Compensation Tables

The following table lists the compensation of our Named Executive Officers for 2017, 2016 and 2015. A description of our compensation policies and practices, as well as a description of the components of compensation payable to our Named Executive Officers, is included above under “Executive Compensation — Compensation Discussion and Analysis.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary		Bonus		Stock Awards (1)(2)		Option Awards (2)		Non-Equity Incentive Plan Compensation			Nonqualified Deferred Compensation Earnings		All Other Compensation		Total
Todd M. Pope President and Chief Executive Officer (3)	2017		$466,796		$—		$1,259,360		$660,300		$332,592	(4)		$—		$—		$2,719,048
	2016		$453,200		$—		$464,768		$1,213,610		$101,970	(4)		$—		$—		$2,233,548
	2015		$440,002		$—		$294,000		$1,205,100		$429,000	(4)		$—		$—		$2,368,102

Joseph P. Slattery, Executive Vice President, Chief Financial Officer (3)	2017		$334,184		$—		$472,800		$377,580		$158,737	(4)		$—		$—		$1,343,301
	2016		$324,450		$—		$280,132		$692,160		$48,668	(4)		$—		$—		$1,345,410
	2015		$315,041		$—		$176,400		$541,060		$204,750	(4)		$—		$—		$1,237,251

Anthony Fernando, Executive Vice President, Chief Operating Officer (3)(5)	2017 2016	$ $	309,000 300,000	$ $	— —	$ $	541,800 280,132	$ $	377,580 692,160	$ $	146,775 45,000	(4) (4)	$ $	— —	$ $	— —	$ $	1,375,155 1,317,992

(1)	Represents time-based restricted stock units (“RSU”) awarded to the Named Executive Officers as part of the long-term incentive awards. The RSU awards vests in three equal installments on the first three anniversaries of the date of grant.
(2)	For all RSUs and stock options, the values reflect the aggregate grant date fair value for all awards made in 2017, computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are described in Notes 14 and 15 to the Company’s audited financial statements, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 8, 2018.
(3)	In the event of termination of his employment in connection with a Change in Control, all unvested outstanding equity awards held by a Named Executive Officer will accelerate and vest upon the date of termination. See the description of the employment agreements with each of the Named Executive Officers below in this proxy statement.
(4)	Represents bonuses paid under a TransEnterix incentive bonus plan for 2017, 2016 and 2015. Corporate performance goals were established by the Compensation Committee for each year. The incentive bonus was based on the achievement of corporate performance goals only.
(5)	Mr. Fernando became a Named Executive Officer of the Company on January 19, 2016 in connection with his promotion to the position of Chief Technology Officer. Effective June 1, 2017, Mr. Fernando was appointed as our Chief Operating Officer.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding all plan-based awards granted to our Named Executive Officers during the fiscal year ended December 31, 2017. All equity awards to our Named Executive Officers in 2017 were granted under our Amended and Restated Incentive Compensation Plan, as amended.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($) (1)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	All Other Option Awards: Number of Securities Underlying Options (#) (3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (2)(3)
Todd M. Pope	02/02/2017 07/03/2017	—	350,097	525,146	—	—	—	158,000 1,500,000	710,000	1.42	884,660 1,035,000

Joseph P. Slattery	02/02/2017 07/03/2017	—	167,092	250,638	—	—	—	90,000 500,000	406,000	1.42	505,380 345,000

Anthony Fernando	02/02/2017 07/03/2017	—	154,500	231,750	—	—	—	90,000 600,000	406,000	1.42	505,380 414,000

(1)	Represents the potential payout at 150% of target for the 2017 annual incentive bonuses, if goals were achieved at accelerated or higher levels than target. Please see the description of the 2017 annual incentive bonus in the CD&A section of this proxy statement, and the Summary Compensation Table for the 2017 annual incentive bonuses earned.
(2)	The value of stock awards granted is based on the closing price of the Company’s Common Stock on the date of grant.
(3)	For all stock options grants, the option values reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are described in Note 14 to the Company’s audited financial statements, included in the Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 8, 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table lists the outstanding equity awards held by the Named Executive Officers at December 31, 2017:

	OPTION AWARDS					STOCK AWARDS
Name	(1) Number of Securities Underlying Unexercised Options Exercisable	(1) Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($) (2)	Option Expiration Date (2)	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested
Todd M. Pope	421,258	—	—	0.35	04/12/2022	—	—	—	—
	345,990	—	—	2.00	08/12/2023	—	—	—	—
	46,000	2,000	—	8.00	02/13/2024	—	—	—	—
	73,996	8,604	—	3.94	05/27/2024	—	—	—	—
	318,750	131,250	—	2.94	02/04/2025	33,333	64,333	—	—
	243,750	206,250	—	2.36	10/05/2025	—	—	—	—
	250,937	296,563	—	3.82	02/12/2026	81,111	156,544	—	—
	99,166	240,834	—	1.53	10/25/2026	—	—	—	—
	—	710,000	—	1.42	02/02/2027	158,000	304,940	—	—
						1,500,000	2,895,000	—	—
Joseph P. Slattery	500,000	—	—	4.02	04/21/2024	—	—	—	—
	23,202	2,698	—	3.94	05/27/2024	—	—	—	—
	191,250	78,750	—	2.94	02/04/2025	20,000	38,600	—	—
	54,166	45,834	—	2.45	10/28/2025	—	—	—	—
	151,250	178,750	—	3.82	02/12/2026	48,888	94,354	—	—
	43,750	106,250	—	1.53	10/25/2026	—	—	—	—
	—	406,000	—	1.42	02/02/2027	90,000	173,700	—	—
						500,000	965,000	—	—
Anthony Fernando	116,666	83,334	—	2.97	08/17/2025	—	—	—	—
	54,166	45,834	—	2.45	10/28/2025	—	—	—	—
	151,250	178,750	—	3.82	02/12/2026	48,888	94,354	—	—
	43,750	106,250	—	1.53	10/25/2026	—	—	—	—
	—	406,000	—	1.42	02/02/2027	90,000	173,700	—	—
	—	—	—	—	—	600,000	1,158,000	—	—

(1)	One-fourth of the shares underlying each option award vests on the first anniversary of the grant date of such option award, and 1/48th of the shares underlying the full award vest each month thereafter for 36 months.
(2)	Each of the stock options granted have a ten-year term beginning on the date of grant.
(3)	Based on the closing price of the Company’s Common Stock on December 29, 2017 of $1.93 per share, the last trading day of the 2017 fiscal year.

OPTION EXERCISES AND STOCK VESTED

The following table provides information with respect to stock options exercised by our Named Executive Officers and stock in which our Named Executive Officers vested during the year ended December 31, 2017 upon the lapse of forfeiture restrictions on previously granted RSUs.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Todd M. Pope (1)	382,691 150,000 80,000	1,278,188 499,500 200,800	73,889 — —	104,922 — —
Joseph P. Slattery	—	—	44,445	63,112
Anthony Fernando	—	—	24,445	34,712

(1)	The first option exercise transaction reports the exercise of vested stock options and sale of the underlying shares. The second and third option exercise transactions report the exercise of vested incentive stock options. Mr. Pope is the owner of the 230,000 shares acquired upon such exercises.

CEO to Median Employee Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Pope:

We believe our executive compensation program must provide competitive compensation to our employees to allow us to recruit and retain employees incentivized to work as a team to create stockholder value.

For 2017, as is permitted under the rules of the SEC, to determine our median employee, we chose payroll records as our consistently-applied compensation measure. We annualized this measure of compensation for those who commenced employment during 2017. Using a determination date of December 31, 2017, we calculated the compensation for all employees, and calculated the median employee from that group. The annual total compensation of the employee identified as the median employee of the Company (other than Mr. Pope), was $116,880 and the annual total compensation of Mr. Pope was $2,719,048.

Accordingly, the ratio of the annual total compensation of Mr. Pope to the median of the annual total compensation of all employees of the Company was estimated to be 23 to 1.

The annual total compensation for the median employee and Mr. Pope were calculated under Item 402(c) of Regulation S-K.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, pay ratios reported by other companies may not be comparable to the pay ratio reported above.

Agreements with Named Executive Officers

Todd M. Pope

On March 6, 2018, the Company entered into an amended and restated employment agreement with Todd M. Pope regarding Mr. Pope’s continued employment with the Company as its President and Chief Executive Officer. The initial employment period under the employment agreement commenced on March 1, 2018 and will continue until December 31, 2020. The term of the employment agreement automatically renews for successive one-year terms, unless terminated in accordance with the terms of the employment agreement. Mr. Pope’s annual base salary under the employment agreement at the time of execution was $480,800. Mr. Pope’s salary is subject to increase in accordance with the employment agreement. He is eligible to receive annually, or otherwise, an incentive compensation award opportunity, payable in cash, as determined by the Compensation Committee of the Board, and he is eligible for long term incentive equity compensation. Mr. Pope’s target annual cash incentive compensation opportunity will not be less than 75% of his base salary for the portion of the employment period falling within a given fiscal year, and performance goals are based on both Company performance metrics and personal performance metrics, if any, as established and approved by the Compensation Committee or the Board annually. The equity-based compensation will be awarded under the Company’s Amended and Restated Incentive Compensation Plan, or any successor thereto, in the discretion of the Compensation Committee or the Board. Mr. Pope is entitled to severance benefits, paid by the Company or any successor, as follows. If the employment agreement is terminated without cause or for good reason, or if the employment agreement is not extended at the end of the then-current term, Mr. Pope will receive severance as described below, and continued health and welfare benefits for twelve months following termination. If Mr. Pope’s employment is terminated in connection with a Change in Control of the Company (as defined in the employment agreement), his severance benefits would be expanded to twenty-four months. The severance payable is the sum of (a) his annual rate of base salary immediately preceding his termination of employment, and (b) his target annual bonus for the fiscal year in which the termination occurs; provided, that if the qualifying termination occurs in connection with a Change in Control of the Company, the target bonus paid as part of the severance will be the target bonus approved for Mr. Pope for the year in which the Change in Control occurs, or, if he is not employed by the Company in such year, or a bonus is not determined for such year, then the year immediately preceding the year in which the Change in Control occurs. In addition, Mr. Pope would continue to receive payment for health care benefits for such period. Such severance benefit can be paid in a lump sum in the Change in Control context, subject to a payment delay required by applicable law. In addition, in the event of termination of his employment in connection with a Change in Control, to the extent not previously accelerated, all of Mr. Pope’s unvested outstanding equity awards shall accelerate and vest upon the date of termination. Mr. Pope is subject to non-solicitation and non-competition covenants during the terms of the employment agreement and for one year immediately following the termination of his employment.

Joseph P. Slattery

On March 6, 2018, the Company entered into an amended and restated employment agreement with Joseph P. Slattery regarding his continued employment with the Company as its Executive Vice President and Chief Financial Officer. The initial employment period under the employment agreement commenced on March 1, 2018 and will continue until December 31, 2020. The term of the employment agreement automatically renews for successive one-year terms, unless terminated in accordance with the terms of the employment agreement. Mr. Slattery’s annual base salary under the employment agreement at the time of execution was $344,210. Mr. Slattery’s salary is subject to increase in accordance with the employment agreement. He is eligible to receive annually, or otherwise, an incentive compensation award opportunity, payable in cash, as determined by the Compensation Committee of the Board, and he is eligible for long term incentive equity compensation. Mr. Slattery’s target annual cash incentive compensation opportunity will not be less than 50% of his base salary for the portion of the employment period falling within a given fiscal year, and performance goals are based on both Company performance metrics and personal performance metrics, if any, as established and approved by the Compensation Committee or the Board annually. The equity-based compensation will be awarded under the Company’s Amended and Restated Incentive Compensation Plan, or any successor thereto, in the discretion of the Compensation Committee or the Board. Mr. Slattery is entitled to severance benefits, paid by the Company or any successor, as follows. If the employment agreement is terminated without cause or for good reason, or if the employment agreement is not extended at the end of the then-current term, Mr. Slattery will receive severance as described below, and continued health and welfare benefits for nine months following termination. If Mr. Slattery’s employment is terminated in connection with a Change in Control of the Company (as defined in the employment agreement), his severance benefits would be expanded to eighteen months. The severance payable is the sum of (a) his annual rate of base salary immediately preceding his termination of employment, and (b) his target annual bonus for the fiscal year in which the termination occurs; provided, that if the qualifying termination occurs in connection with a Change in Control of the Company, the target bonus paid as part of the severance will be the target bonus approved for Mr. Slattery for the year in which the Change in Control occurs, or, if he is not employed by the Company in such year, or a bonus is not determined for such year, then the year immediately preceding the year in which the Change in Control occurs. In addition, Mr. Slattery would continue to receive payment for health care benefits for such period. Such severance benefit can be paid in a lump sum in the Change in Control context, subject to a payment delay required by applicable law. In addition, in the event of termination of his employment in connection with a Change in Control, to the extent not previously accelerated, all of Mr. Slattery’s unvested outstanding equity awards shall accelerate and vest upon the date of termination. Mr. Slattery is subject to non-solicitation and non-competition covenants during the terms of the employment agreement and for one (1) year immediately following the termination of his employment.

Anthony Fernando

On March 6, 2018, the Company entered into an amended and restated employment agreement with Anthony Fernando regarding his continued employment with the Company as its Chief Operating Officer. The initial employment period under the employment agreement commenced on March 1, 2018 and will continue until December 31, 2020. The term of the employment agreement automatically renews for successive one-year terms, unless terminated in accordance with the terms of the employment agreement. Mr. Fernando’s annual base salary under the employment agreement at the time of execution was $318,270. Mr. Fernando’s salary is subject to increase in accordance with the employment agreement. He is eligible to receive annually, or otherwise, an incentive compensation award opportunity, payable in cash, as determined by the Compensation Committee of the Board, and he is eligible for long term incentive equity compensation. Mr. Fernando’s target annual cash incentive compensation opportunity will not be less than 50% of his base salary for the portion of the employment period falling within a given fiscal year, and performance goals are based on both Company performance metrics and personal performance metrics, if any, as established and approved by the Compensation Committee or the Board annually. The equity-based compensation will be awarded under the Company’s Amended and Restated Incentive Compensation Plan, or any successor thereto, in the discretion of the Compensation Committee or the Board. Mr. Fernando is entitled to severance benefits, paid by the Company or any successor, as follows. If the employment agreement is terminated without cause or for good reason, or if the employment agreement is not extended at the end of the then-current term, Mr. Fernando will receive severance as described below, and continued health and welfare benefits for nine months following termination. If Mr. Fernando’s employment is terminated in connection with a Change in Control of the Company (as defined in the employment agreement), his severance benefits would be expanded to eighteen months. The severance payable is the sum of (a) his annual rate of base salary immediately preceding his termination of employment, and (b) his target annual bonus for the fiscal year in which the termination occurs; provided, that if the qualifying termination occurs in connection with a Change in Control of the Company, the target bonus paid as part of the severance will be the target bonus approved for Mr. Fernando for the year in which the Change in Control occurs, or, if he is not employed by the Company in such year, or a bonus is not determined for such year, then the year immediately preceding the year in which the Change in Control occurs. In addition, Mr. Fernando would continue to receive payment for health care benefits for such period. Such severance benefit can be paid in a lump sum in the Change in Control context, subject to a payment delay required by applicable law. In addition, in the event of termination of his employment in connection with a Change in Control, to the extent not previously accelerated, all of Mr. Fernando’s unvested outstanding equity awards shall accelerate and vest upon the date of termination. Mr. Fernando is subject to non-solicitation and non-competition covenants during the terms of the employment agreement and for one (1) year immediately following the termination of his employment.

The Named Executive Officers get no compensation, other than accrued obligations, in other termination events, including voluntary termination by the executive or termination on death or disability of the executive. The following table calculates what the severance compensation would have been for the named executive officers if a qualifying termination had occurred at December 31, 2017 under the amended and restated employment agreements as if such agreements were in effect on such date:

Named Executive Officer	Benefit	Termination without Cause ($)	Termination for Good Reason ($)	Change In Control (Single Trigger) ($) (1)	Change In Control (Double Trigger) ($)
Todd M. Pope	Severance (2)	816,893	816,893	—	1,633,786
	Equity Awards (3)	—	—	—	3,879,251
	Health Care Benefits	22,041	22,041	—	44,081
	Total	838,934	838,934	—	5,557,118

Joseph P. Slattery	Severance (2)	375,957	375,957	—	751,914
	Equity Awards (3)	—	—	—	1,521,214
	Health Care Benefits	16,530	16,530	—	33,061
	Total	392,487	392,487	—	2,306,189

Anthony Fernando	Severance (2)	347,625	347,625	—	695,250
	Equity Awards (3)	—	—	—	1,675,614
	Heath Care Benefits	16,790	16,790	—	33,581
	Total	364,415	364,415	—	2,404,445

(1)	No severance benefits or equity award acceleration occurs automatically on the event of a Change of Control.
(2)	Receipt of severance is contingent upon executing a release of claims. Severance is paid over a one-year period for Mr. Pope and a nine-month period for Mr. Slattery and Mr. Fernando, if there is a qualifying termination without cause or termination with good reason outside of the Change in Control context, and for two years for Mr. Pope and eighteen months for Mr. Slattery and Mr. Fernando if there is a qualifying termination without cause or for good reason in connection with a Change in Control. Severance payments paid in connection with a termination in connection with a Change in Control can be paid in a lump sum. Severance payments are subject to applicable law and will be paid by the Company or any successor.
(3)	Consists of the difference between the fair market value of our Common Stock and the exercise price of the stock option for each in-the-money stock option grant and the fair market value of any RSUs for which vesting is accelerated. The closing price of the Company’s common stock on December 29, 2017 was $1.93 per share; therefore no value was added for stock options that were out-of-the-money as of such date.

Equity Compensation Plans

The Company currently has one equity compensation plan under which it makes awards, the TransEnterix, Inc. Amended and Restated Incentive Compensation Plan, as amended (the “Plan”). The Plan was originally approved by the Board of Directors and adopted by the majority of our stockholders on November 13, 2007, and amended and restated and approved by the Board of Directors and approved by the majority of our stockholders on May 7, 2015 to increase the number of shares of common stock authorized under the Plan to 11,940,000 shares, and to make other changes. The Plan was amended on June 8, 2016 to increase in the number of shares reserved for issuance under the Plan to 18,940,000 shares and on May 25, 2017 to increase the number of shares reserved for issuance under the Plan to 25,940,000. The Plan is used for plan-based awards for officers, other employees, consultants, advisors and non-employee directors. The Company can issue stock options, stock appreciation rights, restricted stock units and other stock-based awards under the Plan.

In connection with a 2013 merger transaction (the “Merger”), we assumed all of the options that were issued and outstanding immediately prior to the Merger as issued by TransEnterix Surgical, a party to the Merger, and adjusted based on the Merger exchange ratio, which are now exercisable for approximately 1,126,237 shares of common stock. Such options were granted under the TransEnterix, Inc. 2006 Stock Plan (the “2006 Plan”) which was assumed by the Company in the Merger. The 2006 Plan is maintained solely for the purpose of the stock options granted under such 2006 Plan that remain outstanding; no future awards are authorized to be made under the 2006 Plan.

Director Compensation

The following table lists the compensation paid during 2017 to the non-employee directors of the Company:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Andrea Biffi	—	—	5,880	—	—	—	5,880
Jane H. Hsiao, Ph.D., MBA	—	—	5,880	—	—	—	5,880
William N. Kelley, M.D.	—	—	7,350	—	—	—	7,350
Aftab R. Kherani, M.D.	—	—	5,880	—	—	—	5,880
Paul A. LaViolette	—	—	8,820	—	—	—	8,820
David B. Milne	—	—	5,880	—	—	—	5,880
Richard C. Pfenniger, Jr.	—	—	7,350	—	—	—	7,350
William N. Starling	—	—	7,350	—	—	—	7,350

(1)	For all stock options in the table, the option values reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are described in Note 14 to the Company’s audited financial statements, included in the Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 8, 2018.

Director Compensation Arrangements

On May 28, 2014, the Board approved a plan of compensation for its non-employee directors. Under the compensation plan, each new non-employee director receives a stock option grant to purchase 30,000 shares of Common Stock, vesting in equal installments on the first three anniversaries of the date of grant. In addition, each non-employee member of the Board receives an annual stock option grant to purchase 20,000 shares of Common Stock; the Chair of the Board receives an annual stock option grant to purchase an additional 10,000 shares of Common Stock; and the Chair of each of the Audit, Compensation and Corporate Governance and Nominating Committee receives an annual additional stock option grant to purchase 5,000 shares of Common Stock. The annual stock option grants vest quarterly over one year. The term of each stock option is ten years and all such stock options are awarded under, and subject to the provisions of, the Plan.

PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

PROPOSAL ONE — ELECTION OF DIRECTORS

The Board has nominated the nine incumbent directors for re-election as directors to serve until our next annual meeting and until each director’s successor is duly elected and qualified. Each director nominee has consented to being named as a director nominee in this proxy statement and to serving as a director, if elected. Please see pages 7 through 10 of this proxy statement under the heading “Directors” for information regarding the nine nominees for election as a director.

Nominees for election of directors

The persons named in the form of proxy will vote the shares represented by such proxy for the election of the nine nominees for director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Paul A. LaViolette, Todd M. Pope, Andrea Biffi, Jane H. Hsiao, William N. Kelley, Aftab R. Kherani, David B. Milne, Richard C. Pfenniger, Jr. and William N. Starling will each hold office for a term of one year, until their successors are duly elected or appointed or until their earlier death, resignation or removal.

Vote required and recommendation

The Board of Directors recommends a vote “For” the election of Messrs. LaViolette, Pope, Biffi, Milne, Pfenniger and Starling and Drs. Hsiao, Kelley and Kherani to the Board of Directors. Directors are elected by a plurality of votes. Unless otherwise specified, the proxy will be voted “For” the election of the Board of Directors’ slate of nominees. Discretionary authority may be exercised by the proxy holders named in the proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election.

PROPOSAL TWO — ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)

In July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) was enacted. Under the Dodd-Frank Act, the Company is providing the stockholders a vote to approve, on an advisory (nonbinding) basis, the compensation paid to our Named Executive Officers in 2017 as disclosed in this proxy statement in accordance with the SEC’s rules.

This proposal, commonly known as a “say-on-pay” proposal, gives the stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific element of our executive compensation programs, but rather to address our overall approach to the compensation of our Named Executive Officers as described in this proxy statement. The Board is asking the stockholders to indicate their support for our executive compensation program, as described in this proxy statement, by voting “For” the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Named Executive Officers for 2017, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other compensation tables and disclosure.

Advisory Nature of the Vote

Because this vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board. However, the Compensation Committee and the Board value the opinions of the stockholders and, to the extent there is any significant vote against the Company’s compensation practices for the Named Executive Officers as disclosed in this proxy statement, the Board will consider this stockholders’ vote and the Compensation Committee will evaluate whether any actions are necessary to address the stockholders’ concerns when considering future executive compensation arrangements.

Vote required and recommendation

Proposal Two requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote.

The Board of Directors recommends that stockholders vote “For” the proposal on an advisory basis. Unless otherwise specified, the proxy will be voted “For” approval of Proposal Two.

PROPOSAL THREE — AMENDMENT AND RESTATEMENT OF AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN

The purpose of the TransEnterix, Inc. Amended and Restated Incentive Compensation Plan, as amended (the “Plan”) is to assist us in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us and our subsidiaries and affiliates. We are proposing to further amend and restate the Plan as described in this proposal. The Plan is intended to enable those persons to acquire or increase an ownership interest in us in order to strengthen the mutuality of interests between them and our stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

As of March 31, 2018, 25,940,000 shares of Common Stock were authorized for issuance under the Plan, of which 415,332 shares remain available for future issuance.

Changes Proposed to be made to the Plan

In order to continue to provide the appropriate equity incentives to plan participants in the future, on February 8, 2018, the Board of Directors approved, subject to stockholder approval at this Annual Meeting, an amendment and restatement of the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 15,000,000 shares from 25,940,000 shares to 40,940,000 shares and to make updating changes to the Plan. A copy of the Plan, as amended and restated, is attached as Annex A to this proxy statement. The following is a summary of the provisions of the amended and restated Plan, you are encouraged to review the Plan, as attached, for a full understanding of the Plan.

Reasons for the Proposed Changes

The Company desires to have sufficient shares available for incentive and compensation awards to be made under the Plan for at least the next 18 months as it continues commercialization of the Senhance System. In conjunction with the acquisition of the Senhance System, the Company increased its employee base, including adding a number of members of its senior management team. In anticipation of the need for additional senior management team members to assist in commercialization of the Company’s products and products in development, management recognizes that additional employees, advisors and consultants may be hired or retained. The Company wants to position itself to be able to provide equity awards to such newly hired officers and other employees and consultants, and believes it is prudent to maintain sufficient authorized shares to allow it to make new hire, promotion and annual equity awards to employees, advisors and consultants. In addition, the Company provides equity awards to non-employee directors as compensation for serving as a director, and anticipates that it may recruit new directors in the future as it strives to add skills and qualifications to its Board. Therefore, the Company is seeking approval to add an additional 15,000,000 shares to the Plan. The Company believes that such additional shares will be sufficient to provide available shares for approximately two years.

Description of the Plan

The following is a summary of the principal features of the Plan.

Shares Available for Awards; Annual Per-Person Limitations

Under the Plan, 25,940,000 shares of Common Stock are reserved for issuance, of which 415,332 remain available for new issuances, as of March 31, 2018. If the amendment and restatement of the Plan is approved at this Annual Meeting, the total number of shares of Common Stock reserved under the Plan would be increased by 15,000,000 shares to an aggregate of 40,940,000 shares. Any shares that are subject to awards of stock options, stock appreciation rights, restricted stock, performance shares, deferred stock or other awards count against this limit as one share for every share granted.

If any shares subject to an award are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, then the shares subject to such forfeiture, expiration, termination, cash settlement or non-issuance will again become available for awards under the Plan. If any option or other award is exercised through the tendering of shares (either actually or by attestation) or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements, then only the net of the shares tendered or withheld count towards the limit. Awards issued in substitution for awards previously granted by a company acquired by us or one of our subsidiaries or affiliates, or with which we or one of our subsidiaries or affiliates combines, do not reduce the limit on grants of awards under the Plan. If the amendment and restatement of the Plan is approved by stockholders, the maximum number of shares of Common Stock that may be issued under the Plan as a result of the exercise of incentive stock options is 40,940,000 shares, subject to the adjustments described in the Plan.

The Plan imposes individual limitations on the amount of certain awards. Under these limitations, during any fiscal year of the Company, no eligible person may be granted (i) stock options or stock appreciation rights with respect to more than 1,000,000 shares of Common Stock, or (ii) shares of restricted stock, shares of deferred stock, performance shares and other stock based-awards with respect to more than 2,000,000 shares of Common Stock, in each case, subject to adjustment in certain circumstances.

The Compensation Committee (referred to in this description as the “committee”) administers the Plan and is authorized to adjust the limitations described above and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that an extraordinary dividend or other distribution (whether in cash or shares of Common Stock), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects our Common Stock so that an adjustment is appropriate. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the Plan are our directors, officers, other employees, consultants and other persons who provide services to us or any of our subsidiaries or affiliates. An employee on leave of absence may be considered as still in our employ for purposes of eligibility for participation in the Plan. As of the record date, approximately 189 non-employee directors, employees and current consultants were eligible to participate in the Plan.

The following table sets forth summary information as to outstanding awards granted under the Plan as of the record date:

Name/Group	Number of Awards
Todd M. Pope, Chief Executive Officer and President	6,621,903
Joseph P. Slattery, Chief Financial Officer and EVP	3,345,344
Anthony Fernando, Chief Technology Officer	2,849,444
Non-Employee Directors as a group	902,391
Non-Executive Employees and Consultants as a group	12,042,084

Administration

The Plan is administered by the committee; provided, however, that except as otherwise expressly provided in the Plan, the Board may exercise any power or authority granted to the committee under the Plan. Subject to the terms of the Plan, the committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the Plan, construe and interpret the Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the committee may deem necessary or advisable for the administration of the Plan.

Stock Options and Stock Appreciation Rights

The committee is authorized to grant stock options, including both incentive stock options, which we refer to as “ISOs,” which can result in potentially favorable tax treatment to the recipient, and non-qualified stock options, and stock appreciation rights entitling the recipient to receive the amount by which the fair market value of a share of the Common Stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right cannot be less than the fair market value on the date of grant. For purposes of the Plan, the term “fair market value” means the closing sales price per share of the Common Stock as reported on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. If the Common Stock is not listed on any such exchange or market, the committee will determine the fair market value. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the committee. As determined by the committee and included in an award agreement, options may be exercised by payment of the exercise price in cash, shares of Common Stock underlying the award or owned shares having a fair market value equal to the exercise price, as the committee may determine from time to time.

Restricted and Deferred Stock

The committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which will be subject to any risks of forfeiture and other restrictions as the committee may impose. An eligible person granted restricted stock generally has all of the rights of a Company stockholder, unless otherwise determined by the committee. An award of deferred stock confers upon the recipient the right to receive shares of Common Stock at the end of a specified deferral period, subject to any risks of forfeiture and other restrictions as the committee may impose. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The committee is authorized to grant dividend equivalents conferring on recipients the right to receive, currently or on a deferred basis, cash, shares of Common Stock or other awards equal in value to dividends paid on a specific number of shares of Common Stock. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock or otherwise as specified by the committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The committee is authorized to grant shares of Common Stock as a bonus, free of restrictions, or to grant shares of Common Stock or other awards in lieu of obligations of the Company to pay cash under the Plan or other plans or compensatory arrangements, subject to any terms that the committee may specify.

Other Stock-Based Awards

The committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The committee determines the terms and conditions of those awards.

Performance Awards

The committee is authorized to grant performance awards to eligible persons on terms and conditions established by the committee. The performance criteria to be achieved during any performance period, and the length of the performance period, are determined by the committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares of Common Stock (in which case they are referred to as performance shares) or by reference to a designated cash payment (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares, or any combination, as determined by the committee.

For performance awards, the committee shall determine objective financial and operational performance goals or individually-based subjective goals. The following, although not inclusive, are considered objective financial and operational performance goals: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; and (17) strategic plan development and implementation, including turnaround plans. Any of the above goals may be determined on an absolute or relative basis (e.g., growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to us. The committee will exclude the impact of an event or occurrence which the committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within our management’s reasonable control or (iii) a change in accounting standards required by generally accepted accounting principles.

No Repricing

The Plan explicitly prohibits any repricing of outstanding options without stockholder approval.

Clawbacks

The Company shall have the right to recoup or “claw back” any payment made with respect to an Award under the Plan to the extent necessary to comply with applicable federal securities laws.

Other Terms of Awards

Awards may be settled in the form of cash or shares, other awards or a combination in the discretion of the committee. Net settlement for the payment of tax obligations or the exercise price, if applicable, is authorized to the extent allowable by law. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3. Unless otherwise provided by the committee in an award agreement, the vesting schedule or forfeiture period for awards shall be at least one (1) year from the date of grant.

Impact of a Change in Control

The committee has the discretion to provide in an award agreement, or otherwise determine, that upon a change in control (as defined in the Plan), (i) to accelerate the vesting of options and stock appreciation rights that were unvested at the time of the change in control, or (ii) to lapse any restrictions applicable to restricted stock, deferred stock or other stock based awards with forfeiture restrictions. In addition, the committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any change in control.

There is no automatic acceleration of vesting upon a change in control, either upon the occurrence of a change in control, or termination of employment in connection with a change in control for any awards made under the Plan. The committee has approved acceleration of vesting or lapse of forfeiture restrictions for the Named Executive Officers on a “double-trigger” basis under their employment agreements, as described on pages 25 to 27 of this proxy statement.

Amendment and Termination

The Board or the committee may amend, alter, suspend, discontinue or terminate the Plan, or the committee’s authority to grant awards under the Plan, or any award agreement, without the consent of stockholders or participants, except that any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by applicable law (including applicable stock exchange requirements). In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would: (i) materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to a recapitalization or other event affecting all shares equally; (ii) reduce the minimum exercise price for options granted under the Plan; (iii) reprice any outstanding awards, other than in connection with a change in the Company’s capitalization; or change the class of persons eligible to receive awards under the Plan.

Notwithstanding the foregoing, neither the Board or the committee can materially and adversely affect the rights of a participant without the consent of the affected participant. No amendment, suspension or termination of the Plan shall impair the rights of any participant under an outstanding sward, unless agreed to in a writing signed by the participant and the Company. The committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award except as otherwise provided in the Plan.

Material U.S. Federal Income Tax Consequences of Awards

The following is a summary of material U.S. federal income tax considerations relating to the Plan. The summary is based on U.S. federal income tax laws and regulations presently in effect, which are subject to change, possibly retroactively. Tax laws are complex and may vary depending on individual circumstances and from locality to locality. This discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Plan and does not address state, local or foreign tax consequences. All participants in the Plan are urged to consult their own tax advisors regarding the U.S. federal, state, local, and foreign income and other tax consequences of participating in the Plan based on the participant’s personal circumstances.

Nonqualified Stock Options

Under the Code, the grant of a nonqualified stock option is generally not taxable to the optionee. On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value of the shares acquired over the exercise price. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s holding period for those shares will begin on that date. Upon an optionee’s sale of shares acquired pursuant to the exercise of a nonqualified stock option, any difference between the sale price and the fair market value of the shares on the date when the stock option was exercised will be treated as long-term or short-term capital gain or loss.

If an optionee pays for shares of stock on exercise of an option by delivering shares of Common Stock, the optionee will not recognize gain or loss on the shares delivered, even if the fair market value of such shares differs from the optionee’s tax basis in such shares. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. The tax basis of the shares received upon exercise will be the tax basis of the shares delivered as payment, share for share, to the extent the number of shares received equals the number of shares delivered as payment. In addition, the holding period of the shares received will include the holding period of the shares delivered as payment. The optionee’s tax basis and holding period for any shares received in excess of the number of shares delivered by the optionee will be the same as if the optionee had exercised the option solely in exchange for cash.

Upon an optionee’s exercise of a nonqualified stock option, the Company or the applicable subsidiary will generally be entitled to a deduction for U.S. federal income tax purposes at such time and in the same amount recognized as ordinary income to the optionee, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those Sections, and provided that the Company effects withholding with respect to the deemed compensation.

Incentive Stock Options

The Plan provides for the grant of stock options that qualify as incentive stock options (“ISOs”) as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share of stock received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share of stock acquired on exercise of an ISO before the end of the Required Holding Period, (a “Disqualifying Disposition”) the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised (or, if less, the amount realized on such Disqualifying Disposition) over the exercise price. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, the excess gain recognized will be short-term or long-term capital gain, depending upon the length of time the shares have been held after the date of exercise.

If an optionee exercises an ISO by delivering shares of stock acquired by an earlier exercise of an ISO, and the previously acquired shares have not been held for the Required Holding Period, the optionee will recognize ordinary income on the Disqualifying Disposition.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year.

The Company is not entitled to take a deduction for U.S. federal income tax purposes with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is entitled to a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that Section, and provided that the Company effects withholding with respect to the deemed compensation.

Restricted Stock

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received under the Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file a “section 83(b) election” with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income at the time the shares are awarded in an amount equal to their fair market value at that time, notwithstanding that such share are not vested and may be subsequently forfeited. If a recipient makes such an election, the recipient will not recognize any additional taxable income at the time the shares become vested, but if the shares are later forfeited, the recipient will not be allowed a tax deduction for the forfeited shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

The Company will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of ordinary income taxable to the recipient, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that Section, and provided that the Company effects withholding with respect to the deemed compensation.

Deferred Stock

A participant who receives an award of deferred stock will generally not recognize any income on the grant of such award. However, the participant will recognize ordinary compensation income on the receipt of the actual stock equal to the fair market value of the stock received. If at the time of transfer, the stock received is subject to a substantial risk of forfeiture, the tax treatment will be the same as the tax treatment of Restricted Stock, as discussed above.

The Company will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of ordinary income taxable to the recipient, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that Section, and provided that the Company effects withholding with respect to the deemed compensation.

Other Stock Awards

The U.S. federal income tax consequences of any other stock awards will depend upon the specific facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards.

Bonus Stock and Awards in Lieu of Obligations

A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

Performance-based Awards

A participant who has been granted a performance-based award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction for U.S. federal income tax purposes at that time. When an award is paid, whether in cash or shares of Common Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction. The recipient’s tax basis in any shares acquired pursuant to a performance-based award is the amount recognized by him or her as income attributable to such shares. Upon a subsequent disposition of the shares, the recipient will generally realize a capital gain or loss, as applicable.

Stock Appreciation Rights

The Company may grant stock appreciation rights (“SARs”) separate from any other award or in tandem with options under the Plan. Generally, the recipient of an SAR will not recognize any taxable income at the time the SAR is granted. When the SAR is exercised, the recipient receives the appreciation inherent in the SARs in cash and such cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock. The Company will be entitled to a deduction for U.S. Federal income tax purposes in an amount equal to the amount recognized by the recipient as ordinary income, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those Sections, and provided that the Company effects withholding with respect to the deemed compensation.

SARs may be issued in tandem with a stock option. Under this type of arrangement, the exercise of a SAR will result in the cancellation of an option, and the exercise of an option will result in a cancellation of a SAR. If the recipient of a tandem SAR elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option, as previously discussed above. As a result, the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The company generally will be entitled to a deduction for U.S. Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those Sections, and provided that the Company effects withholding with respect to the deemed compensation.

Tax Withholding

Ordinary income recognized in connection with the receipt or exercise of an award under the Plan is subject to income and employment tax wage withholding, unless the participant is not an employee of the Company, or any subsidiary or affiliate. The Company, or any subsidiary or affiliate, may deduct from all payments made under the Plan, an amount (which may include shares of Common Stock) to satisfy any federal, state, local or foreign withholding obligations with respect to any award.

Section 409A of the Code

Section 409A of the Code governs the taxation of deferred compensation. Awards received under the Plan are intended to be exempt from the requirements of Section 409A where possible. However, there can be no assurance that awards designed to be exempt from Section 409A will in fact be exempt. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, an interest penalty and an additional 20% tax on the amount underlying the award.

Section 280G of the Code

Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions on stock awards in connection with a change in control could be deemed an “excess parachute payment” for purposes of the parachute tax provisions of Section 280G of the Code. In that event, the grantee could be subject to a 20% excise tax and the Company or applicable subsidiary could be denied a tax deduction with respect to a portion of the grants.

Vote required and recommendation

Proposal Three requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote.

The Board of Directors recommends that stockholders vote “For” the proposal to amend and restate the Plan. Unless otherwise specified, the proxy will be voted “For” approval of Proposal Three.

PROPOSAL FOUR — RATIFICATION OF INDEPENDENT ACCOUNTING FIRM

Independent Registered Public Accounting Firm

On April 3, 2018, the Board unanimously approved the Audit Committee’s recommendation to appoint BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and directed that the selection of BDO be submitted to the stockholders for ratification at the Annual Meeting. Although the Company is not required to submit the selection of independent registered public accountants for stockholder approval, if the stockholders do not ratify this selection, the Board may reconsider its selection of BDO. The Board considers BDO to be well qualified to serve as the independent auditors for the Company; however, even if the selection is ratified, the Board may direct the appointment of a different independent registered public accounting firm at any time during the current or subsequent fiscal year if the Audit Committee and Board determine that the change would be in the Company’s best interests.

Audit Fees

BDO has served as the independent registered public accounting firm of the Company since 2013. The following table sets forth the fees billed to the Company by BDO, BDO S.p.A. and BDO AG for its audits of the Company’s consolidated annual financial statements and other services for the years ended December 31, 2017 and 2016.

	2017	2016
Audit Fees	$572,766	$429,536
Audit Related Fees	$—	$—
Tax Fees	$—	—
All Other Fees	$—	—

Total Fees	$572,766	$429,536

Audit Fees. This category includes fees billed by BDO and BDO AG in 2017 and BDO and BDO S.p.A. in 2016 for professional services for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category includes fees billed in the fiscal years shown for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the category “Audit Fees.”

Tax Fees. This category includes fees billed in the fiscal years shown for professional services for tax compliance, tax advice, and tax planning.

All Other Fees. This category includes fees billed in the fiscal years shown for products and services provided by the principal accountant that are not reported in any other category.

Pre-Approval Policies and Procedures

Our Audit Committee has a policy in place that requires its review and pre-approval of all audit and permissible non-audit services provided by our independent auditors. The services requiring pre-approval by the audit committee may include audit services, audit-related services, tax services and other services. The pre-approval requirement is waived with respect to the provision of non-audit services if (i) the aggregate amount of all such non-audit services provided to us constitutes not more than 5% of the total amount of revenues paid by us to our independent auditors during the fiscal year in which such non-audit services were provided, (ii) such services were not recognized at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Audit Committee or by one or more of its members to whom authority to grant such approvals has been delegated by the Audit Committee. All audit-related services, tax services and all other services provided by BDO are pre-approved by the Audit Committee. The Audit Committee has considered and determined that the provision of all non-audit services set forth in the table above is compatible with maintaining BDO’s independence.

Attendance at Annual Meeting

Representatives of BDO intend to be present at the Annual Meeting and will be available to respond to questions.

Vote required and recommendation

The ratification of the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of a majority of the votes cast by the holders of common stock entitled to vote.

The Board recommends that stockholders vote “For” the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Unless otherwise specified, the proxy will be voted “For” approval of Proposal Four.

ANNUAL REPORT TO STOCKHOLDERS

Included with this proxy statement is the Company’s 2017 Annual Report to Stockholders.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one proxy statement and annual report is being delivered to stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Upon the written or oral request of a stockholder, we will deliver promptly a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy was delivered. Stockholders desiring to receive a separate copy now or in the future may contact us through at our corporate offices at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560 or by telephone, (919) 765-8400. In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if they are receiving multiple copies upon written or oral request to us at the address and telephone number stated above.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in our proxy statement and proxy for our 2019 annual meeting of stockholders pursuant to the provisions of Exchange Act Rule 14a-8 must be received by us at our executive offices by December 14, 2018.

Under our bylaws, only such business shall be conducted as shall have been brought before the meeting as specified in the meeting notice, by or at the direction of the Board or by any stockholder who is a stockholder of record at the time of giving of the meeting notice, who is entitled to vote at such meeting and who complies with the notice procedures set forth in Section 2.05 of our bylaws. Pursuant to such notice procedures, a stockholder notice of a matter to be considered for the 2019 annual meeting must be received by the Company no earlier than December 14, 2018 and no later than January 13, 2019 to be considered timely for the 2019 annual meeting of stockholders. For any proposal that is otherwise permitted at the 2019 annual meeting of stockholders, but was not submitted to the Company on or before February 27, 2019, the persons named as proxy in the proxy card will be allowed to use his discretionary voting authority pursuant to Exchange Act Rule 14a-4(c)(1). Stockholder proposals should be directed to our Corporate Secretary, 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560.

OTHER MATTERS

Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the stockholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

By Order of the Board of Directors,

Joshua B. Weingard
Corporate Secretary

TRANSENTERIX, INC.

AMENDED AND RESTATED

INCENTIVE COMPENSATION PLAN

Amended and Restated as of                     , 2018

TRANSENTERIX, INC.

AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN

TRANSENTERIX, INC.

AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN, as amended from time to time (the “Plan”), is to assist TRANSENTERIX, INC., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) to attract, motivate, retain and reward high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase an ownership interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with incentives to expend their maximum efforts in the creation of stockholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Shares granted as a bonus or in lieu of another Award, Dividend Equivalents, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” and “Beneficial Ownership” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” with respect to any Participant, has the meaning specified in an employment or other agreement with, for the performance of services to, the Company or a Related Entity. In the absence of any such agreement, “Cause” means (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” has the meaning set forth in Section 9(b).

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

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(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) promulgated under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” that meets any applicable requirements of the Code, and (iii) Independent.

(j) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(k) “Consultant” means any person (other than an Employee or a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(l) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(m) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(n) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares or other Awards equal in value to dividends paid with respect to a specified number of Shares.

(r) “Effective Date” means May 7, 2015, which is the Shareholder Approval Date.

(s) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(t) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules promulgated thereunder and successor provisions and rules thereto.

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(v) “Fair Market Value” means, as of any given date shall be the closing sale price per share of the Common Stock reported on a consolidated basis on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. If the Common Stock is not so listed on an exchange or market, Fair Market Value will be determined by the Committee, or under procedures established by the Committee.

(w) “Good Reason” has the meaning of “good reason” or “for good reason” as set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties which are materially inconsistent with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(y) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of NYSE American or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of NYSE American.

(z) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(aa) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares at a specified price during specified time periods.

(bb) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(cc) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(dd) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(ff) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(gg) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

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(hh) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and includes a “group” as defined in Section 13(d) thereof.

(jj) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(kk) “Repriced” means (i) any transaction performed with the intent or effect of (A) reducing the exercise price of any outstanding Option, (B) cancelling or exchanging outstanding Options in exchange for cash, other Awards or replacement Options, including through a tender offer process, with exercise prices that are less than the exercise price of the cancelled or exchanged Options, or (C) any similar share exchange transaction involving outstanding Awards; or (ii) any transaction defined as repricing under the NYSE American rules for listed companies.

(ll) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(mm) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(nn) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo) “Shareholder Approval Date” means May 7, 2015, the date of the Company’s 2015 Annual Meeting on which this Plan was approved by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(pp) “Shares” means the shares of Common Stock, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(qq) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(rr) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ss) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

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3.	Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.	Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 40,940,000. Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

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(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v).

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share under the Plan.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be 40,940,000 shares.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 1,000,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 2,000,000 Shares, subject to adjustment as provided in Section 10(c) (the “Adjustment”), provided, however, that the Adjustment will be limited to not less than 1,000,000 Shares for Options or Stock Appreciation Rights and not less than 2,000,000 for Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards.

6.	Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is

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authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

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(iv) No Option Repricings. Other than in connection with a change in the Company’s capitalization (as described in Section 10(c)), the exercise price of an Option may not be Repriced without stockholder approval.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends

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thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock

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having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisition of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares or other Awards equal in value to the regular dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, other Awards or a combination, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards.

7.	Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with, or in substitution for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity, provided, however, no such substitution shall cause an Award to be Repriced. Such additional, tandem, and substitute Awards may be granted at any time. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award

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in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards and Vesting Schedule. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code). Unless otherwise provided by the Committee in an Award Agreement, the vesting schedule or forfeiture period for Awards shall be at least one (1) year from the date of grant.

(c) Form and Timing of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares or other Awards.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A. Shares shall not be issued pursuant to the exercise of an Award unless the issuance and delivery of such Shares shall comply with applicable laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Without limiting the foregoing, the Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Committee shall make a good faith effort to interpret and administer the Plan in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Section 409A of the Code, each installment payment provided under this Plan shall be treated as a separate payment. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, (a) amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier), and (b) amounts payable upon the termination of a Participant’s Continuous Service shall only be payable if such termination constitutes a “separation from service” within the meaning of Section 409A of the Code. Notwithstanding the foregoing, neither the Company, any Related Entity nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

(e) Clawbacks. The Company shall have the right to recoup or “claw back” any payment made with respect to an Award under the Plan to the extent necessary to comply with applicable federal securities laws.

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8.	Performance Awards.

(a) Section 16 Employees. The Committee, in its discretion, shall follow the process set forth in this Section 8 for Performance Awards made to Employees subject to Section 16 of the Exchange Act.

(b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash or Shares pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective financial or operating goals or individually-based subjective goals established for an Award by the Committee. One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be considered to be objective financial or operating goals: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; and (17) strategic plan development and implementation, including turnaround plans. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period as specified by the Committee.

9.	Change in Control.

(a) Effect of a Change in Control. Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a Change in Control, as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

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(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, but subject to the absolute discretion and approval of the Committee, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each such outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of Change in Control. Unless otherwise specified in an Award Agreement, a “Change in Control” means the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (u) any acquisition directly from the Company; (v) any acquisition by the Company; (w) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; (y) any acquisition by Dr. Phillip Frost or by any Person controlled by Dr. Phillip Frost, including, but not limited to, the Frost Gamma Investments Trust or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

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(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

10.	General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

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(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with relevant provisions of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee, subject to compliance with applicable law.

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(e) Amendment and Termination of the Plan or Awards. The Board or the Committee may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, or any Award Agreement, without the consent of stockholders or Participants, except that any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by applicable law (including applicable stock exchange requirements). In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would:

        (i) materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 10(c);

        (ii) reduce the minimum exercise price for Options granted under the Plan;

        (iii) Reprice any outstanding Awards, other than in connection with a change in the Company’s capitalization (as described in Section 10(c)); or

        (iv) change the class of persons eligible to receive Awards under the Plan.

Notwithstanding the foregoing, without the consent of an affected Participant, no such Board or Committee action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. No amendment, suspension or termination of the Plan shall impair the rights of any Participant under an outstanding Award, unless agreed to in a writing signed by the Participant and the Company. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash or Shares, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

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(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan became effective on the Effective Date. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

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EXHIBIT A

OPTIONS - ADDENDUM

France

The Committee has determined that it is necessary and advisable to establish a sub-plan for the purpose of permitting options to qualify for the French specific tax and social security treatment. Therefore, options granted under the Amended and Restated Incentive Compensation Plan (the Plan”) by TransEnterix, Inc. (the “Company”) to employees who are French tax residents and/or subject to the French social security regime on a mandatory basis on the Grant Date (the “French Participants”) of its Related Entities may be granted under the terms of this Addendum as follows:

1.	Definitions:

Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan and in the Option Agreement. In the event of a conflict between the terms and conditions of the Plan, this Addendum and the Option Agreement, the terms and conditions of the Plan shall prevail except for the following additional terms that shall be defined as follows:

•	Grant Date: the term “Grant Date” shall be the date on which the Board or the Committee (i) designates the French Participant(s), (ii) sets up the Exercise Price of the options, and (iii) specifies the terms and conditions of the options.

•	Related Entities: the term “Related Entities” means the companies within the meaning of Article L. 225-197-2 of the French Commercial Code or any provision substituted for same.

2.	Specific conditions laid down under this Addendum:

1)	Notwithstanding any other provision of the Plan, options granted to any Participant who is a consultant, an “Administrateur,” or a member of the “Conseil de Surveillance,” as these terms are defined in French Corporate law, and who does not have a work contract with the Company or its Related Companies will be deemed to have not been granted an option pursuant to this Addendum.

2)	Notwithstanding any other provision of the Plan, the number of options offered through the Plan cannot exceed one third of the capital of the Company. This limit is reduced to 10% of the company capital if the options are granted over treasury shares.

3)	Notwithstanding any other provision of the Plan, no option can be granted to a French Participant who holds directly or indirectly more than ten percent (10%) of the Company’s share capital.

4)	Notwithstanding any other provision of the Plan, any option with an Exercise Price on the Grant Date of the option that is less than 80% of the average of the market value of the underlying share during the twenty (20) trading days (using opening quotation) preceding the Grant Date shall be deemed to have not been granted under this Addendum. In addition, with respect to options to purchase existing shares, any option with an Exercise Price that is less than 80% of the average price paid by the Company to buy back the Shares it holds as at Grant Date shall be deemed to have not been granted under this Addendum.

5)	Notwithstanding any other provision of the Plan, options cannot be granted before the end of a period of twenty (20) stock exchange sessions after the date on which Shares are traded without dividend rights or capital increase subscription rights (“détachement du coupon”).

6)	Notwithstanding any other provision of the Plan, no options can be granted during the ten (10) stock exchange sessions preceding or following the publication of the annual financial consolidated account or the annual financial statement.

7)	Notwithstanding any other provision of the Plan, no options can be granted during the period starting the date the corporate management of the company is aware of information the publication of which could have a substantial consequence on the Fair Market Value of the Shares and ending ten (10) stock exchange sessions after the publication of this information.

8)	Notwithstanding any other provision of the Plan, the Exercise Price of an option shall be adjusted only upon the occurrence of the events under section L.225-181 of the French Commercial Code. Any reduction by the Company, to the Exercise Price of an outstanding and unexercised option previously issued under this Addendum, to the current Fair Market Value of the underlying Shares shall be deemed to not have been an option granted under this Addendum.

9)	Notwithstanding any other provision of the Plan, in the event of the death of a French Participant, the heirs of such French Participant shall have a six (6)-month period from the date of such French Participant’s death, to exercise all or part of the options held by such French Participant on the day of his death regardless of whether or not they are vested. As a consequence, all the options held by such French Participant which have not yet been exercised by his/her heirs upon the expiration of the aforementioned six (6)-month period, shall be definitively and automatically forfeited.

10)	Notwithstanding any other provision of the Plan and, except in the case of death of the French Participant, the options are non-transferable.

11)	Notwithstanding any other provision of the Plan, it is intended that the options granted under this Addendum shall qualify for the special tax and social security treatment applicable to stock options according to Sections L. 225-177 to L. 225-186-1 of the French Commercial Code and in accordance with the relevant provisions set forth by French income tax and social security laws, but no undertaking is made to maintain such status.

The terms of the options granted to French Participants in accordance with this Addendum shall be interpreted accordingly and in accordance with the relevant provisions set forth by French income tax and social security laws, as well as the relevant administrative guidelines and subject to the fulfillment of any applicable legal, tax and reporting obligations, if applicable.

This Addendum is adopted and is effective as of October 26, 2015.

TRANSENTERIX - RESTRICTED STOCK UNITS (RSU) - ADDENDUM

FRANCE

The Committee has determined that it is necessary and advisable to establish a sub-plan for the purpose of permitting Restricted Stock Units (“RSU”) to qualify for the French specific tax and social security treatment applicable to free share awards granted in accordance with Articles L.225-197-1 to L.225-197-6 of the French Commercial Code.

Therefore, RSU granted under the Amended and Restated Incentive Compensation Plan (the Plan”) by TransEnterix, Inc. (the “Company”) to employees who are French tax residents and/or subject to the French social security regime on a mandatory basis on the Grant Date (the “French Participants”) of its Related Entities may be granted under the terms of this Addendum as follows:

1.	Definitions:

Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan and in the Agreement. In the event of a conflict between the terms and conditions of the Plan, this Addendum and the Agreement, the terms and conditions of the Plan shall prevail except for the following additional terms that shall be defined as follows:

•	“Closed Period” means (i) ten quotation days preceding and three quotation days following the disclosure to the public of the consolidated financial statements or annual statement of the Company; or (ii) the period as from the date the corporate management possesses material information which could, if disclosed to the public, significantly impact the quotation of the Shares of the Company, until ten quotation days after the day such information is disclosed to the public.

•	“Disability” means disability as determined in categories 2 and 3 under Article 341-4 of the French Social Security Code.

•	“First Vesting Date” shall mean the date the first one-third of the RSU become non-forfeitable and converted into Shares as provided for in the Agreement.

•	“Grant Date” shall be the date on which the Committee (i) designates the French Participants; and (ii) specifies the terms and conditions of the RSU, including the number of Shares to be transferred at a future date, the Vesting Period, the Holding Period, the conditions for the delivery of the Shares underlying the RSU by the Company, if any, and the conditions for the disposal of the Shares, if any.

•	“Holding Period” shall mean the period of at least two years following the First/Second/Third Vesting Dates during which the Shares cannot be sold or transferred.

•	“Related Companies” means the companies within the meaning of Article L. 225-197-2 of the French Commercial Code or any provision substituted for same.

•	“RSU” shall mean a promise by the Company to transfer Shares to a French Participant, at a future date, for free as long as the French Participant fulfills the conditions as provided for in the Agreement. The French Participants are not entitled to any dividend or voting rights until the Shares are transferred to the French Participant.

•	“Second Vesting Date” shall mean the date the second one-third of the RSU become non-forfeitable and converted into Shares as provided for in the Agreement.

•	“Third Vesting Date” shall mean the date the last one-third of the RSU become non-forfeitable and converted into Shares as provided for in the Agreement.

•

“Vesting Date” shall mean the date the RSU become non-forfeitable and converted into Shares. The vesting schedule is provided for in the Agreement and may be composed of a First Vesting Date, a Second Vesting

Date or a Third Vesting Date. To qualify for the French special tax and social security regime, such First Vesting Date shall not occur prior to the second anniversary of the Grant Date.

2.	Specific conditions laid down under this Addendum:

1) This Addendum shall be applicable to French Employees and corporate officers (e.g., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de sociétés, Président de sociétés par actions) of a Related Company and who is a French tax resident and/or subject to the French social security regime on a mandatory basis at the time of the grant (the “French Participants”).

2) RSU may be granted only to French Participants who hold less than ten percent (10%) of the outstanding Shares of the Company at the Grant Date, being specified that a grant cannot entitle a French Participant to hold more than ten percent (10%) of the share capital of the Company.

3) The First Vesting Date, the Second Vesting Date and the Third Vesting Date shall not occur prior to the expiration of a period of at least two years calculated from the Grant Date. However, notwithstanding the above, in the event of the death or Disability of a French Participant, all of his or her outstanding RSU shall vest as set forth in Section 8 and in Section 9 below.

4) The Shares are automatically transferred to the French Participant upon Vesting Date. The Shares transferred to a French Participant shall be recorded in the name of the French Participant in an account with the Company or a broker, or in such other manner as the Company may otherwise determine, to ensure compliance with applicable restrictions provided under French tax law.

5) Unless and until such time as Shares are transferred to the French Participant, the French Participant shall have no ownership of the Shares allocated to the RSU and shall have no right to vote and to receive dividends, if applicable, subject to the terms, conditions and restrictions described in the Plan, in the Agreement and herein.

6) The Shares shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of until the end of the Holding Period. This Holding Period applies even if the French Participant is no longer an employee or corporate officer of a Related Entity in France, except as provided for in Section 8, in Section 9 and in Section 10 below. As from the end of each Holding Period (the release Date), the corresponding Shares shall be freely transferable, subject to applicable legal and regulatory provisions in force. In addition, the Shares allocated under this Addendum may not be sold or transferred during Closed Periods.

7) Notwithstanding any provision in the Plan to the contrary and, except in the case of French Participant’s death, the RSU are not transferable.

8) In the event of the death of a French Participant, all RSU held by the French Participant at the time of death shall become immediately transferable to the French Participant’s heirs. The Company shall transfer the underlying Shares to the French Participant’s heirs, at their request, provided such request occurs within six months following the death. Notwithstanding the foregoing, the French Participant’s heirs are not subject to the restriction on the sale of shares set forth in Section 6 above.

9) In the event of the Disability of a French Participant, all RSU held by the French Participant at the time of termination due to the Disability become vested in full. In addition, the French Participant is no longer subject to the restriction on the sale of Shares set forth in Section 6 above.

10) In the event the French Participant is no longer a French tax resident and is no longer affiliated to the French social security regime on a mandatory basis at Vesting Date, the Holding Period as provided for in this Addendum should not apply.

11) It is intended that the RSU granted under this Addendum shall qualify for the special tax and social security treatment applicable to free shares granted under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code and in accordance with the relevant provisions set forth by French tax and social security laws, but no undertaking is made to maintain such status.

The terms of the RSU granted to French Participants shall be interpreted accordingly and in accordance with the relevant provisions set forth by French tax and social security laws, as well as the relevant administrative guidelines and subject to the fulfillment of any applicable legal, tax and reporting obligations, if applicable.

This Addendum is adopted and is effective as of October 26, 2015.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on May 23, 2018. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOUARE VOTING ELECTRONICALLY. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” FOR PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4. 1. Election of nine directors. NOMINEES: (1) Paul A. LaViolette (2) Todd M. Pope (3) Andrea Biffi (4) Jane H. Hsiao, Ph.D., MBA (5) William N. Kelley, M.D. (6) Aftab R. Kherani, M.D. (7) David B. Milne (8) Richard Pfenniger, Jr. (9) William N. Starling FOR ALL NOMINEES WITHHOLD AUTHORITY for all Nominees FOR ALL EXCEPT 3. Vote to amend and restate the TransEnterix, Inc. Amended and Restated Incentive Compensation Plan (the “Plan”) to increase the number of shares reserved for issuance under the Plan by 15 million shares. FOR AGAINST ABSTAIN 4. Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. FOR AGAINST ABSTAIN 5. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof. INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and, in the list above, strike a line through the name of the nominee(s) for whom you wish to withhold your vote. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the May 24, 2018 meeting. 2. Advisory vote on the approval of the compensation of the Company’s Named Executive Officers for 2017. FOR AGAINST ABSTAIN COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature Signature, if held jointly Date , 2018. DMEAST #34071503 v1

FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD TransEnterix, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS — MAY 24, 2018 The undersigned hereby appoints Todd M. Pope and Joseph P. Slattery, and each of them severally, as proxies of the undersigned, each with full power to appoint his substitute, to represent the undersigned at the Annual Meeting (the “Annual Meeting”) of Stockholders of TransEnterix, Inc. (the “Company”) to be held on May 24, 2018, and at any adjournments thereof, and to vote thereat all shares of common stock of the Company held of record by the undersigned at the close of business on March 26, 2018, in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the Annual Meeting and on matters incident to the conduct of the Annual Meeting. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NINE NOMINEES TO THE BOARD OF DIRECTORS; FOR APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2017; FOR THE AMENDMENT AND RESTATEMENT OF THE TRANSENTERIX, INC. AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN; FOR THE Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS THE PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE